                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Roadmaster Industries, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

(LOGO)


                          ROADMASTER INDUSTRIES, INC.

To our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of Roadmaster Industries, Inc.

     As shown in the formal notice enclosed herewith, the annual meeting will be held at the Company's showroom located at its new executive offices in Atlanta, Georgia on Wednesday, June 14, 1995, at 10:00 a.m. local time. The address of the showroom is 250 Spring Street, N.W., Suite 3 South, Atlanta, Georgia 30303. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will give a current report on the activities of the Company. Stockholders will have an opportunity at that time to comment on or to inquire about the affairs of the Company that may be of interest to stockholders generally.

     The subjects proposed for action at the meeting are: (1) the election of nine directors of the Company; (2) authorization of a new Key Employee Stock Incentive Plan; (3) approval of the performance goals for Named Executive Officers under the Company's new Short-Term Incentive Plan for officers and other key employees of the Company; (4) authorization of a new Directors Restricted Stock Plan for non-employee directors; (5) ratification of the selection of Arthur Andersen LLP as the Company's auditors, and (6) the conducting of such other business as may properly come before the meeting.

     To help us plan for the meeting, please mark the appropriate box on your proxy card telling us if you will be attending in person.

     It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

     Thank you for your support.



                                           Sincerely yours,


                                           Henry Fong
                                           President and Chief Executive Officer

                          ROADMASTER INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 1995

TO THE STOCKHOLDERS OF
ROADMASTER INDUSTRIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Roadmaster Industries, Inc., a Delaware corporation (the "Company") will be held on Wednesday, June 14, 1995, at 10:00 a.m., local time, at the Company's Atlanta, Georgia showroom located at 250 Spring Street, N.W., Suite 3 South, Atlanta, Georgia 30303 for the purpose of considering and acting upon the following:

        (1) the election of nine directors of the Company for terms ending with the next Annual Meeting of Stockholders and until their successors are elected and qualified;

        (2) authorization of a new Key Employee Stock Incentive Plan;

        (3) approval of the performance goals for the Company's Named Executive Officers under the new Short-Term Incentive Plan for officers and other key employees;

        (4) authorization of a new Directors Restricted Stock Plan for non-employee directors;

        (5) ratification of the selection by the Company's Board of Directors of Arthur Andersen LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1995; and

        (6) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 20, 1995, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than by announcement. A list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting, during ordinary business hours, during the ten days prior to the Meeting, at Roadmaster Industries, Inc., 250 Spring Street, N.W., Suite 3 South, Atlanta, Georgia 30303.

                                          By Order of the Board of Directors

                                          Charles E. Sanders

                                          Secretary

Atlanta, Georgia
May 13, 1995

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, IN ORDER THAT A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                          ROADMASTER INDUSTRIES, INC.
                     250 SPRING STREET, N.W., SUITE 3 SOUTH
                             ATLANTA, GEORGIA 30303

                             ---------------------

                      PROXY STATEMENT, DATED MAY 13, 1995,
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 1995
                             ---------------------

                                  INTRODUCTION

VOTE BY PROXY

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Roadmaster Industries, Inc. (the "Company") from the holders of common stock, par value $0.01 per share, of the Company (the "Common Stock") for use at the 1995 Annual Meeting of Stockholders to be held on Wednesday, June 14, 1995, at 10:00 a.m., local time, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting and described in detail herein. This Proxy Statement, together with a form of proxy, is first being mailed to stockholders on or before May 13, 1995.

     All properly executed proxies in the form enclosed received in time for the Meeting will be voted according to their voting rights in accordance with the instructions contained thereon and, if no choice is specified, proxies will be voted FOR the election of the nine directors of the Company named herein, FOR approval of the Key Employee Stock Incentive Plan ("KESIP"), FOR approval of the performance goals for the Company's Named Executive Officers under the Short-Term Incentive Plan ("STIP") for officers and other key employees, FOR approval of the Directors Restricted Stock Plan ("DRSP"), and FOR ratification of the selection of Arthur Andersen LLP as independent auditors for 1995.

     Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company, at the address of the Company stated above, a written notice of such revocation or by duly executing a proxy bearing a later date. In addition, if a person executing a proxy is present at the Meeting, he may, but need not, revoke his proxy, by notice of such revocation to the Secretary of the Meeting, and vote his shares in person. Proxies, if in the form enclosed, duly signed and received in time for voting, and not revoked before they are voted, will be voted at the Meeting in accordance with the instructions specified therein.

COST OF PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company.

     Proxies may be solicited by the Company's directors, officers and regular employees, without remuneration, in person or by telephone, facsimile transmission, telegram or mail. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of Common Stock entitled to vote at the Meeting, and such persons will be reimbursed for out-of-pocket expenses incurred by them in connection therewith in accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange for sending proxies and proxy materials to the beneficial owners of common shares.

     In connection with the Meeting, the Company has retained D.F. King & Co., 77 Water Street, Twentieth Floor, New York, New York 10005, to assist the Company in the distribution and solicitation of proxies. D.F. King & Co.'s services may include the delivery of proxy materials to brokers, nominees, fiduciaries and other custodians of Common Stock for distribution to the beneficial owners of such stock as well as the solicitation of proxies from such beneficial owners. The Company has agreed to pay D.F. King & Co. a solicitation fee not to exceed $10,000 and to reimburse D.F. King & Co. for all printing, postage, freight and other delivery charges incurred by it in connection with its activities on behalf of the Company.

     The Annual Report of the Company for the year ended December 31, 1994, including financial statements (the "Annual Report"), is being mailed prior to or concurrently with this Proxy Statement to all stockholders of record as of April 20, 1995 (the "Record Date"), except for accounts where the stockholder has filed a written request to eliminate duplicate reports. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of the Record Date. Proxies furnished to employees who participate in the Company's employee stock ownership plans which are returned will be considered to be voting instructions to the trustee for the applicable plan with respect to the shares credited to such accounts.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Common Stock is the Company's only class of outstanding securities with general voting rights. Each share of Common Stock is entitled to one vote on each matter properly coming before the Meeting. Only stockholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting. As of the Record Date, the Company had a total of 49,814,529 shares of Common Stock issued and outstanding. The number of outstanding shares excludes 4,204,598 shares of treasury stock, which cannot be voted and cannot be counted in computing the number of shares required for a quorum. Each stockholder has one vote per share on all business to be conducted at the Meeting, and cumulation of votes is not permitted. Holders of a majority of the outstanding shares, if present in person or represented by proxy, will constitute a quorum at the Meeting. Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In all matters other than the election of directors, only the affirmative vote of the majority of those shares which are present in person or by proxy at the Meeting and entitled to vote thereon is required to approve a proposal for purposes of Delaware law.

     The Key Employee Stock Incentive Plan and the Directors Restricted Stock Plan (collectively, the "Stock Plans") are being submitted to the stockholders for adoption to, among other things, qualify such plans under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Approval of the Stock Plans requires, under Rule 16b-3, the affirmative vote of the majority of those shares which are present in person or by proxy at the Meeting and entitled to vote thereon which are cast. For such purpose, abstentions are counted in calculating shares entitled to vote and thus have the effect of "no" votes, while broker non-votes are not counted as shares eligible to vote and have no effect.

     The Stock Plans and the Short-Term Incentive Plan or elements thereof also are being submitted to the stockholders to satisfy a requirement of Section 162(m) of the Internal Revenue Code. Such stockholder approval is a prerequisite to the deductibility of certain executive compensation by the Company. In order to satisfy the stockholder approval requirement of Section 162(m), such plans or elements thereof will be approved if affirmative votes are cast by a majority of the voting shares. For such purpose, abstentions are not counted as voting and have no effect. Similarly, broker non-votes will have no effect.

     Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and casting votes for the position on the Board which that nominee represents. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors or the selection of auditors.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of April 20, 1995, certain information concerning ownership of Common Stock by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director individually, (iii) the Company's Chief Executive Officer and each other executive officer listed in the Summary Compensation Table (collectively, a "Named Executive Officer"), and (iv) all directors and executive officers of the Company as a group. The determinations of "beneficial ownership" of Common Stock are based upon Rule 13d-3 under the Exchange Act. Such rule provides that shares will be deemed "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of, shares or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined.

                                                                          NUMBER OF
                                                                            SHARES
                          NAME AND ADDRESS OF                            BENEFICIALLY     PERCENT
                           BENEFICIAL OWNER                                OWNED(1)       OF CLASS
- - -----------------------------------------------------------------------  ------------     --------
Equitex, Inc(2)........................................................     5,100,437       10.2%
Henry Fong(3)(4).......................................................     6,932,242       13.5%
Edward E. Shake(5)(6)..................................................     1,071,273        2.1%
Jeff L. Hinton(7)(8)...................................................        28,983          *
Louis J. Conti(9)(10)..................................................        75,000          *
James H. Rand(11)(12)..................................................        25,000          *
Stephen P. Bradley(13)(14).............................................        25,000          *
John D. Phillips(15)(16)...............................................    19,194,000       38.5%
Clay C. Long(17)(18)...................................................        55,000          *
Michael P. Marshall(19)(20)............................................        25,000          *
Carl E. Sanders(21)(22)................................................        35,000          *
The Actava Group Inc.(23)..............................................    19,169,000       38.5%
All executive officers and directors as a group (10 persons)(24).......    27,466,498       53.0%

- - ---------------

   * Less than 1%.
 (1) Unless otherwise indicated, the named individual or entity has sole voting and investment power with respect to all shares shown as beneficially owned by such person. For each beneficial owner, the number of shares outstanding and the percentage of stock ownership includes the number of common and common equivalent shares (including options and warrants exercisable within 60 days) owned by such individual or entity.
 (2) The address of Equitex, Inc. is 7315 E. Peakview Avenue, Englewood, Colorado 80111.
 (3) The address of Mr. Fong is 1225 U.S. Highway 1, Suite 215, Juno Beach, Florida 33408.
 (4) Henry Fong is the President and a director and 5% shareholder of Equitex, Inc. ("Equitex"). Includes all 5,100,437 shares of Common Stock owned by Equitex, as to which Mr. Fong disclaims beneficial ownership. Investment and voting power is exercised on behalf of Equitex by the investment committee of Equitex's board of directors, which is composed of Mr. Fong and two outside directors. Includes 375,000 shares of restricted Common Stock granted to Mr. Fong pursuant to the Company's KESIP, which plan is subject to stockholder approval. Includes 240,000 shares of Common Stock issuable pursuant to warrants exercisable within 60 days and 150,000 shares issuable pursuant to options exercisable within 60 days. Includes 100 shares held directly by Mr. Fong. Also includes 1,066,705 shares issuable pursuant to warrants exercisable within 60 days held by a revocable trust for the benefit of Mr. Fong's minor children and as to which Mr. Fong disclaims beneficial ownership. Mr. Fong's right to revoke such trust is subject to conditions precedent which have not occurred.
 (5) The address of Mr. Shake is Radio Tower Road and East Street, Olney, Illinois 62450.
 (6) Includes 290,744 shares issuable pursuant to warrants exercisable within 60 days and 56,250 shares issuable pursuant to options exercisable within 60 days. Includes 22,892 shares in the Company's 1990 Employee Stock Ownership Plan and Trust (the "ESOP") and 401(k) Plan allocated to Mr. Shake, as of the last plan report date. Also includes 90,400 shares of Common Stock as to which Mr. Shake has shared investment and voting power. Also includes 275,987 shares held directly by Mr. Shake as to which Mr. Shake has sole voting and investment power. Includes 281,250 shares of restricted Common Stock granted to Mr. Shake pursuant to the Company's KESIP, which plan is subject to stockholder approval. Includes 110,000 non-vested shares of restricted Common Stock issued to employees of Roadmaster Corporation ("RMC") as to which RMC has sole voting power and sole investment power until the lapse of certain forfeiture provisions.
 (7) The address of Mr. Hinton is 250 Spring Street, N.W., Suite 3 South, Atlanta, Georgia 30303.
 (8) Includes 6,000 shares issuable pursuant to warrants exercisable within 60 days and 4,000 shares issuable pursuant to options exercisable within 60 days. Includes 983 shares in the Company's ESOP allocated to Mr. Hinton, as of the last plan report date. Includes 15,000 shares as to which Mr. Hinton has shared investment and voting power.
 (9) The address of Mr. Conti is 185 Barra Lane, Inverness, Illinois 60067.
(10) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days.
(11) The address of Mr. Rand is 1011 High Ridge Road, Stamford, Connecticut
     06905.
(12) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days.
(13) The address of Mr. Bradley is Harvard Business School, Morgan Hall, 240 Soldiers Field Road, Boston, Massachusetts 02163.
(14) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days.
(15) The address of Mr. Phillips is The Actava Group Inc., 945 East Paces Ferry Road, Suite 2210, Atlanta, Georgia 30326.
(16) Includes all 19,169,000 shares owned by The Actava Group Inc. as to which Mr. Phillips disclaims beneficial ownership. Also includes 25,000 shares issuable pursuant to options exercisable within 60 days.
(17) The address of Mr. Long is Long, Aldridge & Norman, One Peachtree Center, Suite 5300, Atlanta, Georgia 30308.
(18) Includes 25,000 shares issuable pursuant to options exercisable within 60 days.
(19) The address of Mr. Marshall is c/o The Actava Group Inc., 945 East Paces Ferry Road, Suite 2210, Atlanta, Georgia 30326.
(20) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days.
(21) The address of Mr. Sanders is Troutman Sanders, 600 Peachtree Street, Suite 5200, Atlanta, Georgia 30308.
(22) Consists 25,000 shares issuable pursuant to options exercisable within 60 days.
(23) The address of The Actava Group Inc. is 945 East Paces Ferry Road, Suite 2210, Atlanta, Georgia 30326.
(24) Includes an aggregate of 772,024 shares issuable pursuant to warrants and options exercisable within 60 days.

                                AGENDA ITEM ONE

                             ELECTION OF DIRECTORS

GENERAL INFORMATION REGARDING THE BOARD OF DIRECTORS

     A Board of Directors consisting of nine (9) members is to be elected at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Under Article V of the Company's Certificate of Incorporation, the number of directors is fixed at nine and may not be changed, prior to December 6, 1999, by the Board of Directors without the consent of at least six members of the Board. In the case of a vacancy, the Board of Directors may elect another director as a replacement or leave the vacancy unfilled. The Company, Mr. Fong and Mr. Shake are parties to a shareholders agreement (such agreement hereinafter the "Shareholders Agreement") with The Actava Group Inc. ("Actava") entered into on December 6, 1994 in connection with the acquisition by the Company from Actava of all of the issued and outstanding capital stock of Diversified Products Corporation, Hutch Sports USA, Inc., Nelson/Weather-

Rite, Inc. and Willow Hosiery Company, Inc. (such companies hereinafter the "Sports Subsidiaries"). The Shareholders Agreement obligates each party thereto to use their best efforts to cause the nomination and election of persons designated by the Company and Actava, respectively, to the Company's Board of Directors. Pursuant to the Shareholders Agreement, Messrs. Fong, Shake, Conti, Rand and Bradley have been designated by the Company and Messrs. Phillips, Long, Marshall and Sanders have been designated by Actava. Recommendations for nominations to the Board of Directors are made by the Board's Nominating Committee, which currently is composed of Henry Fong, the Company's President, and Louis J. Conti and James H. Rand, two of the Company's outside directors. Nominations for election to the Board may be made by the Board of Directors, the Nominating Committee or any stockholder holding at least 19,169,000 shares of Common Stock on December 6, 1994, provided any such stockholder continues to hold at least 2,000,000 shares of Common Stock at all times after such date. Nominations for election to the Board may also be made by any stockholder by written notice in advance of the Meeting in the manner and within the time periods prescribed by the Company's By-laws.

     Proxies received from holders of Common Stock will be voted for the election of the nominees named below as directors for a term expiring at the next Annual Meeting of Stockholders, unless authority to do so is withheld. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or election. Both Mr. Fong and Mr. Shake are executive officers of the Company. If all the nominees are elected, two of the nine directors will be executive officers of the Company and seven will be outside directors.

NOMINEES FOR REELECTION

     Henry Fong, age 58, has been the President, Chief Executive Officer, Treasurer and a director of the Company since its inception in 1987. He has also served as a director of RMC, the Company's principal operating subsidiary, since August 1987. He has been the President and a director and a significant stockholder of Equitex, a publicly held business development company, since January 1983. Equitex is the second largest stockholder of the Company. From August 1989 to September 1990, Mr. Fong was executive vice president, treasurer and a director of MGS Acquisition, Inc. ("MGS") and a director of its wholly owned subsidiary, MacGregor Sports, Inc. ("MSI-2"), which were formed to acquire the assets of MacGregor Sporting Goods, Inc. ("MSI") out of bankruptcy. After acquiring the assets of MSI, both MGS and MSI-2 subsequently filed for protection under the federal bankruptcy laws in February 1991. Since February 1991, Mr. Fong has served as the Chairman of the Board of Directors and Treasurer of MacGregor Sports and Fitness, Inc., a publicly held company engaged in the business of marketing and distributing a broad range of sports, recreational and fitness products under the MacGregor trademark. MacGregor Sports and Fitness, Inc. was formed for the purpose of acquiring and, in fact, did in May 1991 acquire, certain of the assets of MSI-2 in that company's Chapter 11 bankruptcy proceedings. From 1959 to 1982, Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981, he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University as a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong is a certified public accountant. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in Financial World magazine's Corporate American "Dream Team."

     Edward E. Shake, age 50, has been the Chief Operating Officer of the Company since December 1994 and a director of the Company since May 1993. Mr. Shake has been employed by the Company or its predecessor since 1974. He has been the President of RMC since February 1991 and was Vice President -- Operations of RMC from April 1984 to February 1991. Mr. Shake has been a director of RMC since January 1992. Mr. Shake has served as a director of MacGregor Sports and Fitness, Inc. since December 1991, and the

Olney Trust Bank since March 1993. Mr. Shake holds a B.S. from David Lipscomb University, B.S. and M.S. degrees in engineering from the University of Tennessee and an A.M.P. degree from Harvard University.

     Louis J. Conti, age 75, has served as a director of the Company since October 1992. He was previously a director of the Company from October 1987 until October 1990. From February 1975 to February 1994, Mr. Conti was a director of Emerson Electric Company, a publicly held company engaged in the manufacturing and marketing of electric products for the consumer and industrial markets. From September 1990 to February 1994, Mr. Conti was a director of Esco Electronics Corporation, a publicly held company engaged principally in the manufacture of defense and commercial systems and products. From 1956 to 1982, he was an officer of GATX Corporation ("GATX"), which provides financial, leasing capital and transportation services, where he headed various subsidiaries of that company. Mr. Conti also served on the Board of Directors of GATX from 1969 to 1978. From 1983 until his retirement in 1985, Mr. Conti was Chairman and Chief Executive Officer of Marine Transport, Inc. ("Marine"), an independent ship owner and operator. Mr. Conti also served as a director of Marine from 1983 to 1987. From 1977 through 1985, Mr. Conti was Chairman of the Reserve Forces Policy Board of the United States Department of Defense. Mr. Conti retired from the U.S. Marine Corps Reserve in 1979 as a Major General.

     James H. Rand, age 51, has served as a director of the Company since July 1993. Mr. Rand is Chief Executive Officer of Koch Label Company LLC, a private company engaged in the manufacture of die cut, rotogravure labels for the international packaging industry. From June 1993 to December 1994, Mr. Rand was Chief Executive Officer of Kredietbank Global Management, Inc. ("KBGM"), a registered investment advisory firm. From June 1992 to June 1993, Mr. Rand also was Chairman of Darien Asset Management, Inc. ("DAM"), a registered investment advisory firm. Prior to entering the investment management business through DAM and KBGM, Mr. Rand was from 1990 to 1991 Senior Vice President with Wright Investor's Service, a registered investment advisor. Between 1986 and 1990, Mr. Rand was President and sole shareholder of Rand & Company, Inc., an independent ship owner and ship agency. From 1978 to 1986, Mr. Rand was an officer of Marine Transport Lines, Inc., an independent ship owner and operator, where he held a variety of positions, including President and Chief Operating Officer (1979-1985) and Chairman and Chief Executive Officer (1985-1986). Mr. Rand has since 1988 been an underwriting member of Lloyd's and since 1987 has served as a director of Navinvest, Ltd., a private maritime investment company.

     Stephen P. Bradley, age 54, has served as a director of the Company since March 1994. Professor Bradley is the William Ziegler Professor of Business Administration and the Senior Associate Dean for Faculty Development at the Harvard Business School. He is currently the Faculty Chairman of the Executive Program in Competition and Strategy and teaches Competition and Strategy in the MBA and executive programs. He is a past Chairman of the Managerial Economics Area at the school. Professor Bradley received his B.E. in Electrical Engineering from Yale University in 1963, where he was elected to TAU BETA PI, and his M.S. and Ph.D. in Operations Research from the University of California, Berkeley, in 1965 and 1968, respectively. Prior to coming to Harvard, he was with the Center for Exploratory Studies of the IBM Corporation. Professor Bradley is a member of the board of directors of the Controlled Risk Insurance Company, Ltd., associate editor of Interfaces, and a past member of the editorial board of the Harvard Business Review.

     John D. Phillips, age 52, has served as a director of the Company since December 1994. Mr. Phillips has been President, Chief Executive Officer and a director of The Actava Group Inc. since April 1994. From February 1989 to September 1993, Mr. Phillips was a director of Resurgens Communications Group Inc. ("Resurgens"), the Chief Executive Officer thereof from May 1989 to September 1993 and Chairman of its Board of Directors from June 1989 to September 1993. In 1993, Resurgens merged with Metromedia Communications Corporation and LDDS Communications, Inc. in a transaction that created the fourth largest long-distance company in the country. From 1985 to 1988, Mr. Phillips was Chairman and Chief Executive Officer of Advanced Telecommunications Corporation.

     Clay C. Long, age 58, has served as a director of the Company since December 1994. Mr. Long is, and has been for more than five years, the Chairman and founding partner of the Atlanta, Georgia law firm of Long, Aldridge & Norman. In addition to serving as Chairman of that firm, Mr. Long engages in a corporate legal practice with an emphasis on handling the purchase and sale of businesses. Mr. Long currently serves as the Chairman of the Board of Trustees of the Georgia Conservancy, a director and member of the Executive Committee of Central Atlanta Progress and a board member of the Metropolitan Atlanta Community Foundation. Mr. Long recently was appointed by the Governor of the State of Georgia to the Jekyll Island Authority and currently holds or has held numerous other legal, business and community service positions and directorships. Mr. Long has a B.A. degree from Birmingham-Southern College, attended Kings College, University of London on a Rotary Foundation Fellowship and received his law degree from Harvard Law School.

     Michael P. Marshall, age 53, has served as a director of the Company since December 1994. Mr. Marshall is a private investor. Mr. Marshall is, and has been for more than five years, Chairman, President and a majority stockholder, and currently is the sole stockholder, of Marshall & Co., a holding company for various investment banking and securities related businesses. In March 1989, the securities brokerage and investment banking business of Marshall & Co. was acquired by Wheat First Securities, Inc. Mr. Marshall was a managing director in the Atlanta, Georgia office of Wheat First Securities, Inc. from March 1989 through August 1989. Mr. Marshall was Chairman or Co-Chairman of Resurgens from September 1989 to September 1993. Mr. Marshall has a B.A. degree in finance from the University of Georgia.

     Carl E. Sanders, age 69, has served as a director of the Company since December 1994. Mr. Sanders is and has been Chief Partner of the Atlanta, Georgia law firm of Troutman Sanders (or its predecessor firm) since 1967 and was Governor of the State of Georgia from 1963 to 1966. He was Chairman of the Rules Committee of the 1964 Democratic National Convention, a member of the Executive Committee of the National Governors Conference, and Chairman of the Southern Regional Education Board. He was Chairman of the Southern Governors Conference in 1965. Prior to becoming Governor, he served one term in the Georgia House of Representatives and three terms in the Georgia State Senate. He was President Pro Tem of the State Senate from 1960 to 1963. He also serves as a member of the board of directors of Carmike Cinemas, Inc., First Union Corporation of Georgia, Healthdyne, Inc., Learning Technologies, Ltd., Norrell Corporation, and The Actava Group Inc. He is a member of the Atlanta Committee for the Olympic Games as well as the National Science Center Foundation. In November, 1989, the Emperor and Government of Japan bestowed upon Governor Sanders the Order of the Sacred Treasure, Gold and Silver Award, for significant contributions in promoting friendly relations between the United States and Japan. Governor Sanders is a graduate of the University of Georgia, where he also received his Juris Doctor Degree.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REELECTION OF EACH NOMINEE AS A DIRECTOR.

                         ADDITIONAL EXECUTIVE OFFICERS

     Jeff L. Hinton, age 31, has served as Chief Financial Officer of the Company since December 1994. From August 1993 to December 1994, Mr. Hinton served as the Company's Director for Financial Planning and Analysis and Business Development. From October 1992 to August 1993, Mr. Hinton was the Company's Manager of Internal Audit. From September 1989 to October 1992, Mr. Hinton held various positions with Northern Telecom, Ltd., a telecommunications equipment manufacturer, most recently as a Manager in the Internal Audit Services Group. From October 1985 to September 1989, Mr. Hinton held various positions with the accounting firm of Ernst & Young LLP or its predecessor. Mr. Hinton is a certified public accountant and holds an M.B.A. degree from Vanderbilt University and a B.S. degree in Accounting from David Lipscomb University.

                      MEETINGS AND COMMITTEES OF THE BOARD

     During fiscal 1994, the Board of Directors of the Company had six (6) regular meetings and three (3) special meetings. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and any committee of the Board on which they served.

                           GOVERNANCE OF THE COMPANY

     In accordance with applicable Delaware state law, the business of the Company is managed under the direction of its Board of Directors.

     There are currently three standing committees of the Board of Directors. Committee memberships, the number of committee meetings held during 1994 and the functions of those committees are described below.

AUDIT COMMITTEE

     The current members of the Audit Committee are James H. Rand (Chairman) and Louis J. Conti.

     The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company and its subsidiaries. The Audit Committee has general responsibility for reviewing with management the financial controls, accounting, and audit and reporting activities of the Company and its subsidiaries. The Audit Committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees and results of their audit, reviews their non-audit services and related fees, reviews their management comment letters and annually reviews the status of significant current and potential legal matters. In addition, the Audit Committee reviews the scope of the internal auditor's plans each year and the results of their audits. The Audit Committee is also empowered to conduct its own investigations into issues related to the aforementioned responsibilities and to retain independent counsel or outside experts for such purposes. The Audit Committee met three (3) times in 1994.

COMPENSATION AND BENEFITS COMMITTEE

     The current members of the Compensation and Benefits Committee (the "Compensation Committee") are Louis J. Conti (Chairman) and James H. Rand.

     The Compensation Committee currently consists of two directors, neither of whom is a current or former employee of the Company or its subsidiaries. The Compensation Committee oversees incentive compensation plans for officers and key employees, approves standards for setting compensation levels for Company executives and grants the specific awards made under the Company's executive incentive compensation plan. Such Committee also approves the compensation of certain employees whose salaries are above specified levels as determined from time to time by the entire Board and makes recommendations to the Board as required. It also reviews senior management development programs and evaluates senior management's performance against the Company's business plans and budgets. Such Committee is authorized to hire and regularly consult with independent compensation advisors. The Compensation Committee also is responsible for administering the Company's stock benefit plans established by the Company.

     The Compensation Committee also represents the Board in discharging its responsibilities with respect to the Company's employee pension, savings and welfare benefit plans. It appoints the members of management who serve on an employee benefits administration committee and a benefit plans investment committee, which are responsible, respectively, for the administration of the plans of the Company and for the custody and management of assets of those plans that are funded. The Compensation Committee receives periodic reports from the administration and benefit plans investment committees on their activities. Such other committees include non-director members. The Compensation Committee met four (4) times in 1994.

NOMINATING COMMITTEE

     The current members of the Nominating Committee are Louis J. Conti (Chairman), Henry Fong and James H. Rand.

     The Nominating Committee identifies and recommends candidates for election to the Board. It advises the Board on terms of tenure, retirement policy, compensation of directors and issues involving potential conflicts of interest. The Nominating Committee also considers candidates recommended by shareholders. Any shareholder who wishes to recommend a candidate for election to the Board should submit such recommendation to the Secretary of the Company. The submission should include a statement of the candidate's business experience and other business affiliations and confirmation of the candidate's willingness to be considered as a nominee. The Nominating Committee did not meet in 1994; instead, nominations were made by the full Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Conti and Mr. Rand served on the Compensation Committee for 1994. The Company had no compensation committee interlocks or insider participation on the Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

     Prior to the adoption of the Company's new executive officer compensation program in the fourth quarter of 1994, which is discussed below in this report, the Company's compensation program for its executive officers was highly subjective. Prior to the adoption of the new compensation program, the Chief Executive Officer, Henry Fong, informed the Board of Directors, and in 1994 informed the Compensation Committee, as to the proposed amount and type of compensation for himself and the other executive officers. Factors considered by the CEO and the Compensation Committee in making their recommendations and decisions included their subjective perception of the individual officer's performance, significant milestones achieved by the Company, gross margins, Company sales target levels, the nature of the officer's duties and responsibilities, the compensation paid to officers of companies competing with the Company (to the extent known) and a subjective assessment of the compensation the Company's officers could obtain in the market. While various components of the Company's performance were considered in setting compensation, compensation generally was not tied to fixed objective measures of Company performance nor was any objective ranking or weighing attributed to specific measures of performance in setting compensation.

     Traditionally, the Company paid for its officers' services largely through a combination of cash and warrants to purchase Common Stock. The Company has also issued warrants and, on a transactional basis, made cash payments to officers for services rendered outside of their normal duties or for services performed in a capacity other than as an officer of the Company. Historically, direct compensation (salary and annual bonus) were set at levels believed to be materially below levels paid by the Company's competitors for which information is available. The Company believes total compensation has also been below that paid by competitors, especially since a substantial portion of the value of the compensation paid to Company officers has been in the form of warrants to purchase Common Stock. This assessment of relative compensation levels and type of compensation was, and is, largely subjective since few of the Company's competitors are public companies. The Company's primary competitors in the bicycle market include several domestic manufacturers including Huffy Corporation and Murray-Ohio Manufacturing Company, as well as various distributors of imported bicycles. The Company's major competitors in toy products include Radio Steel Corporation, Hedstrom Corporation, Huffy Corporation, the Fischer-Price division of Mattel, Inc. and the Little-Tikes division of Rubbermaid Incorporated. In fitness equipment, the Company competes with domestic companies such as ICON Health and Fitness, Inc.

     With respect to the compensation of the Company's CEO in 1994, the Compensation Committee considered the same subjective factors discussed above plus Mr. Fong's role in the recent expansion of the Company. Historically, there has been no objective link between the level of Mr. Fong's compensation and the performance of the Company, although the Compensation Committee has been aware of the general improvement in the Company's performance in every year since 1987, except for 1990, when its results were adversely affected by a major customer filing for protection under the federal bankruptcy laws and 1994 when net earnings were adversely affected by higher than expected costs for raw materials despite record gross revenues. Mr. Fong did not participate in the Company's 1994 cash bonus program for senior management but was granted the right to earn a transaction fee of $595,000 based on the acquisition of, and assimilation into the Company of, the Sports Subsidiaries. The Committee concluded that the total compensation furnished to Mr. Fong for his services in 1994 was appropriate.

     In 1994, the Company retained the services of Hewitt Associates, LLC ("Hewitt"), a compensation consultant, to evaluate the Company's compensation policies and advise the Compensation Committee with respect to revisions to the Company's compensation policies. As a result of such study and in connection with the acquisition in December 1994 of the Sports Subsidiaries from Actava, the Compensation Committee and the Board have made substantial changes in the Company's compensation policies effective during the fourth quarter of 1994.

     In establishing and evaluating the effectiveness of compensation programs for the Company's executive officers as well as other employees of the Company, the Compensation Committee was guided by three basic principles:

     - The Company must offer competitive salaries to be able to attract and retain highly qualified and experienced executive and other management personnel;

     - Executive cash compensation in excess of base salary should be tied to Company and individual performance;

     - The financial interest of the Company's senior executives should be aligned with the financial interests of the Company's stockholders, primarily through the award of stock options and restricted stock grants.

     Hewitt provided data and advice to the Committee with respect to the compensation paid to senior officers of the Company. In doing so, it took into account the manner in which the compensation paid by the Company compares to such compensation paid by other companies, both within the recreation and leisure industry, as well as outside of such industry and evaluated the Company's compensation programs against the programs of other companies of comparable size as of year end.

     Both Hewitt and the Compensation Committee believe that it is appropriate to benchmark the Company's compensation policies against companies both within and without the recreation and leisure industry because competition for executive and managerial talent is not limited to the recreation and fitness industry. The Committee further believes that any compensation comparison limited solely to such industry also is inappropriate due to, among other things, the limited number of public companies in such industry, the significant variety in product competition within the industry, and the substantial variety in company size and performance within such industry. The group of twenty-four "comparator" companies utilized by Hewitt for its compensation analysis included one toy company with whom the Company competes (such Company is not included in the S&P Leisure Time Index utilized in the Company's performance graph).

     Notwithstanding the limited availability of such information, the Compensation Committee believes that the total compensation awarded to its executive officers is in the mid range of compensation with respect to specific companies with whose products the Company's products compete in one or more product lines, based on publicly available documents available to the Committee. Unlike the Hewitt study, such determination was largely subjective due to, among other things, timing of compensation disclosure, differences in compensation techniques, vesting periods and the range of compensation awardable under various compensation programs.

     Based in substantial part on the Hewitt study, the Company substantially revised its compensation programs. This revision was strongly influenced by the conclusions of the Hewitt study which found that in terms of direct compensation, the Company's Named Executive Officers were substantially undercompensated, that in terms of reliance on awards of restricted stock the use of restricted stock was substantially underutilized, and that in terms of the use of stock options/warrants the use of options/warrants was somewhat overutilized. The Hewitt study reviewed total compensation for both the Chief Executive Officer and Chief Operating Officer paid over a three year period and the study concluded such compensation averaged approximately one-third below comparably sized companies based on Company size at year end. The study considered transaction-based payments for services rendered by various persons including the CEO which had been awarded prior to the study and valued such compensation on a present value basis. In connection with the revision of the Company's compensation program, it was decided that the Company would, beginning in 1995, cease to utilize transaction-based arrangements to compensate officers and/or other employees of the Company for services outside of their ordinary duties based on the implementation of the Company's new compensation program.

     The Hewitt study recommended a compensation program whereby the Company's executive officers would receive competitive compensation packages valued generally at the 50th percentile of the comparator companies. Such target range generally was as adopted by the Compensation Committee, and the Company's new compensation program provides for base salary for the CEO and COO within a 10% range (plus or minus) of the 50th percentile of market and annual bonus opportunities within a similar 10% range (plus or minus) of the 50th percentile of bonus opportunities available at the comparator companies. The recommendations of the Hewitt study as to base salary are substantially reflected in the terms of the five-year employment contracts for the Company's Chief Executive Officer and Chief Operating Officer which were entered into at the time of the acquisition of the Sports Subsidiaries. The Hewitt study also recommended and, as discussed herein, the Company has implemented in accordance with Hewitt's recommendations a long-term compensation program providing for the award of stock options and restricted stock.

     Awards under such program to date, which have been made subject to stockholder approval, have featured four year incremental vesting for options and five year vesting for restricted stock grants to emphasize the long-term nature of such awards. The Compensation Committee did not increase benefits or other executive perquisites, other than to approve a split dollar insurance plan for the CEO and COO, and the benefits and other prerequisites available to the Company's executive officers continue to be below those furnished by the comparator companies. In summary, while individual components of the total compensation packages for the Company's CEO and COO vary somewhat based on the individual's particular circumstances, the overall result of the restructured compensation program is total compensation packages for the CEO and COO for 1995 which are worth slightly less than compensation packages at the 50th percentile of the comparator companies in the Hewitt study.

     The Company's only other executive officer position, Chief Financial Officer, was not established until December 1994. The base salary for the CFO for 1995 has been established, subject to further review, at a level considered appropriate in light of the duties and responsibilities of such officer's position, the tenure and experience of the individual officer in such position, and the levels of compensation paid to members of senior management who are not executive officers. Such officer's compensation currently is below the 50th percentile of compensation paid to officers holding equivalent positions at the comparator companies. Subject to the achievement of Company and individual performance goals, the Committee has recommended, based on the recommendation of the Company's CEO and COO, and the recommendation embodied in the Hewitt study that compensation for the Company's CFO, as well as for other senior members of management who are not executive officers, transition to a compensation structure similar to that established for the CEO and COO.

     Specific elements of the Company's new compensation program include: (a) the Company's Short Term Incentive Plan, under which officers and other key employees are eligible for, and annual bonuses are earned based on, the current year's performance as compared to business and financial goals for that year (annual goals for 1995 were established by the Compensation Committee prior to or during the first quarter of the year) and (b) the Key Employee Stock Incentive Plan, which authorizes the Compensation Committee to make grants of stock options and restricted stock. Stock options are granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and generally vest over four years. This approach is designed to increase stockholder value over the long term since the full benefit of the compensation package generally cannot be realized unless stock price appreciation occurs over a number of years. In determining the number of options awarded, the Compensation Committee may also consider the amount and terms of options already held by management. The Compensation Committee believes that significant equity interests in the Company, held by the Company's management, more closely align the interest of stockholders and management.

     The Committee believes that disclosure of actual targets under the STIP could adversely affect the Company since, among other things, such projections are not otherwise publicly disclosed and could place the Company at a competitive disadvantage with respect to hiring and retaining key employees and could potentially expose the Company to claims by third parties based on such projections, especially since such projections are not intended as a predictor of future performance on which the public should rely. The STIP is subject to adjustment based on, among other things, adjustments to scheduled production runs and other non-anticipated events, and the Company may adjust the STIP, including targets and utilized criteria, at such time or times as the Company, in its sole discretion, determines that the original projections or the bases therefor were materially incorrect. Such adjustment could adversely affect the deductibility of amounts awarded under the STIP.

     As one of the factors in its review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee did not in 1994, and in future years will not necessarily, limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee will, however, consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. For example, both the Key Employee Stock Incentive Plan and the Performance Goals for Named Executive Officers under the Short Term Incentive Plan are being submitted to the stockholders for their approval to seek to qualify stock options and cash payments under such respective plans as performance-based compensation exempt from limitations on deductibility under Section 162(m) of the Code. Vesting of restricted stock grants can also be deferred by the Compensation Committee to limit the amount of non-deductible compensation attributable to the vesting of restricted stock should the value of such compensation, along with other non-deductible compensation, exceed the deductibility limitation.

     In determining the prospective compensation of Mr. Fong, the Compensation Committee met with him to evaluate his performance and the performance of the Company. Factors considered by the Compensation Committee focus on the performance of the Company and the attainment of financial and business goals. Specific objectives include those which form the basis for awards under the Short Term Incentive Plan. The Compensation Committee also considered Mr. Fong's individual accomplishments, including his efforts in bringing about the acquisition of the Sports Subsidiaries by the Company, his effective leadership in expanding the Company's core products, fashioning the Company's working capital structure and assembling and retaining a high quality management team.

     In accordance with the compensation philosophy and process described above, and in recognition of the individual accomplishments described in the preceding paragraph, and in the overall performance of the Company over the past five years as shown in the Performance Graph, the Compensation Committee approved Mr. Fong's new compensation package. Such package includes a five-year employment agreement with an annual base salary of $600,000, the grant of 375,000 shares of restricted Common Stock which vest five years from the date of grant, the award of options to acquire 750,000 shares of Common Stock, and the right to earn a cash bonus under the Short Term Incentive Plan in 1995 of 65% of his base salary assuming the performance goals are met under such plan.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Louis J. Conti
James H. Rand

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with the cumulative total return, assuming reinvestment of dividends, of (i) the Standard & Poor's 500 Stock Index, (ii) the Leisure Time Index and (iii) Huffy Corp.

                                  Roadmaster
      Measurement Period          Industries,     S&P 500 In-                    Leisure Time
    (Fiscal Year Covered)            Inc.             dex         Huffy Corp.       Inde x
1989                                    100.00          100.00          100.00          100.00
1990                                     46.10           96.90           81.41           56.28
1991                                     69.24          126.42          182.91           83.10
1992                                    164.07          136.05          136.06           98.16
1993                                    353.73          149.76          157.64          106.81
1994                                    297.37          151.74          130.48          103.73

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation received by the Company's Chief Executive Officer and its two other executive officers in 1994 for services rendered in all capacities (including service as a director or as an officer or director of the Company's subsidiaries) during the Company's last three years during which the Named Executive Officer was an executive officer.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                                   -----------------------------   ---------------------------------------
                                                                          OTHER    RESTRICTED
                 NAME AND                                                ANNUAL      STOCK                     ALL OTHER
            PRINCIPAL POSITION                                  BONUS    COMPEN-    AWARD(S)     OPTIONS/     COMPENSATION
           AT DECEMBER 31, 1994             YEAR   SALARY        ($)     SATION       ($)        SARS (#)         ($)
- - ------------------------------------------  ----   -------     -------   -------   ----------    ---------    ------------
Henry Fong................................  1994    71,154(1)        0       --    1,453,125 (2)  750,000 (3)   1,208,500(4)
  President and Chief Executive Officer     1993    35,000(1)        0       --            0            0         143,667(5)
                                            1992    30,000(1)        0       --            0    1,576,705(6)      372,532(7)
Edward E. Shake...........................  1994   228,520(1)   67,000       --    1,089,844 (2)  281,250 (3)     372,532(8)
  Chief Operating Officer                   1993   195,200(1)  168,000       --            0            0         293,541(9)
                                            1992   170,000(1)  190,000       --            0      826,935          12,316(10)
Jeff L. Hinton(11)........................  1994    70,333      10,500       --            0       20,000 (3)      65,886(12)
  Vice President and Chief Financial        1993        --          --       --           --           --              --
  Officer                                   1992        --          --       --           --           --              --

- - ---------------

 (1) Includes $30,000 for Mr. Fong and $30,000 for Mr. Shake in 1994, $35,000 for Mr. Fong and $35,200 for Mr. Shake in 1993 and $30,000 for Mr. Fong and Mr. Shake in 1992 for their services as directors of the Company and its subsidiaries. Effective October 1994, the Company revised its director compensation policy such that only non-employee directors are eligible to receive compensation for their service as directors.
 (2) Represents the value of restricted stock granted to the named officer subject to approval of the KESIP by the Company's stockholders. Shares vest on the fifth anniversary of the date of grant, subject to certain accelerated vesting rights, including in the event of a Change in Control of the Company. On December 31, 1994, Mr. Fong and Mr. Shake held 375,000 and 302,250 shares, respectively, of restricted stock valued at $1,359,375 and $1,095,652, respectively, based on the closing sales price of the Common Stock on the New York Stock Exchange on the last business day prior to such date.
 (3) Represents the number of options granted to the named officer subject to approval of the KESIP by the Company's stockholders. Twenty percent (20%) of the total options granted vested as of the date of grant and twenty percent (20%) vest on each anniversary of the initial date of grant.
 (4) Consists of partial payments for services in 1993 rendered in connection with the successful completion of the offerings for the Company's Convertible Subordinated Debentures (the "Debenture Offering") and its Senior Subordinated Notes (the "Notes Offering") and the acquisition of the Flexible Flyer division of Par Industries, Inc. (the "Flexible Acquisition"). Payment of the foregoing amount had not been deferred at the election of the named officer. See footnote 5 below. Excludes $974,400 awarded for the named officer's services in connection with the successful acquisition of the assets of American Playworld and in negotiating the Company's 1994 revolving credit facility. At December 31, 1994, payment of such award had been deferred. Excludes $595,000 payable to the named officer, subject to conditions subsequent, for services rendered in connection with activities leading to the acquisition of the Sports Subsidiaries. As of December 31, 1994, such payment was contingent on the assimilation of the Sports Subsidiaries into the Company. Also excludes a one-time award of $510,000 approved by the Company's Board of Directors in 1994, payable in January 1995, subject to the named officer's continued employment at such time, for services to be performed by Mr. Fong which are expected to benefit the Company in 1995 and beyond. Payment of the deferred amounts were not deferred at the election of the named officer.

 (5) Includes $66,667 earned in 1992 in connection with activities lending to a recapitalization of the Company's financial structure, but not paid until 1993. In 1993, Mr. Fong earned $2,120,685 for services rendered in connection with the successful completion of the Debenture Offering, the Notes Offering and the Flexible Flyer Acquisition. Of such sum, $77,000 was paid in 1993. Payment of the deferred amount was not deferred at the election of the named officer.
 (6) Includes warrants to purchase 1,276,705 shares of Common Stock issued to Mr. Fong, who transferred 1,066,705 of such warrants to a revocable trust for the benefit of his minor children and 210,000 to unrelated third parties, in each case, before their exercise price was established. Of such warrants, 1,100,000 were repriced after transfer and the number of warrants awarded is shown without giving effect to the cancellation and reissuance of such 1,100,000 warrants.
 (7) Consists of payments for services rendered in connection with activities leading to a recapitalization of the Company's financial structure. Excludes $66,667 earned in 1992 but not paid until January 1993. Such $66,667 was not deferred at the election of the named officer.
 (8) Includes $367,500 awarded in 1994 for the named officer's services in connection with the acquisition of the assets of American Playworld and in negotiating the Company's 1994 revolving credit facility. Also includes $1,421 representing the Company's matching contribution under its 401(k) Plan and $3,611 representing the market value of 996 shares allocated to Mr. Shake pursuant to the ESOP. Excludes a one-time award of $100,000 approved by the Company's Board of Directors in 1994, payable in January 1995, subject to the named officer's continued employment at such time, for services to be performed by Mr. Shake which are expected to benefit the Company in 1995 and beyond. Also excludes $60,000 payable to the named officer, subject to conditions subsequent, for activities leading to the acquisition of the Sports Subsidiaries. As of December 31, 1994, such payment was contingent on the assimilation of the Sports Subsidiaries into the Company. Payment of the deferred amounts were not deferred at the election of the named officer.
 (9) Includes $259,019 earned in 1993 in connection with the successful completion of the Debenture Offering and the Flexible Acquisition. Also includes $1,852 representing the Company's matching contribution under its 401(k) Plan and $6,617 representing the market value of 1,963 shares allocated to Mr. Shake pursuant to the ESOP. For each period indicated, all of Mr. Shake's ESOP shares are fully vested pursuant to the terms of the ESOP. Also includes $26,053 in interest forgiven on a loan from the Company to Mr. Shake described under "Certain Transactions." Excludes $262,500 earned in 1993 in connection with the successful completion of the Notes Offering payable by the Company on or before December 31, 1995 subject to compliance with various debt covenants and internal cash management practices. Payment of the deferred amount was not deferred at the election of the named officer.
(10) Includes $750 representing the Company's matching contribution under its 401(k) Plan; and $11,566 representing the market value of 5,783 shares allocated to Mr. Shake pursuant to the ESOP.
(11) Mr. Hinton became an executive officer of the Company upon his appointment as Vice President and Chief Financial Officer. Accordingly, only compensation information for 1994 for Mr. Hinton is reported.
(12) Includes $62,120 awarded in 1994 for the named officer's services in negotiating the Company's 1994 revolving credit facility. Includes $3,566 representing the market value of 983 shares allocated to Mr. Hinton pursuant to the ESOP. Excludes $27,000 payable to the named officer, subject to conditions subsequent, for activities leading to the acquisition of the Sports Subsidiaries. As of December 31, 1994, such payment was contingent on the assimilation of the Sports Subsidiaries into the Company. Also excludes a one-time award of $70,000 approved by the Company's Board of Directors in 1994, payable in January 1995, subject to the named officer's continued employment at such time, for services to be performed by Mr. Hinton which are expected to benefit the Company in 1995 and beyond. Payment of the deferred amounts were not deferred at the election of the named officer.

STOCK PLANS

     In October 1994, the Board of Directors adopted a Key Employee Stock Incentive Plan pursuant to which, among other things, up to 3,750,000 options to purchase shares of Common Stock or awards of restricted stock or a combination thereof may be granted to the Company's key employees. Options granted under the KESIP are at option prices established by the Compensation Committee equal to the fair market value on the date of grant. Options for 1,031,250 shares were issued to two of the Company's executive officers in December 1994 at an exercise price of $4.00 per share. The exercise of the options granted pursuant to the KESIP is subject to certain vesting requirements set forth in each option grant. The KESIP is subject to stockholder approval.

     The following table sets forth certain information concerning options which were granted in 1994 to the Company's Named Executive Officers.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                             INDIVIDUAL GRANTS                       POTENTIAL VALUE AT
                               ----------------------------------------------          ASSUMED ANNUAL
                                           % OF TOTAL                               RATES OF STOCK PRICE
                                            OPTIONS                                     APPRECIATION
                                           GRANTED TO                                FOR OPTION TERM(3)
                                OPTIONS    EMPLOYEES    EXERCISE                -----------------------------
                                GRANTED    IN FISCAL     PRICE     EXPIRATION   0%       5%            10%
            NAME               (#)(1)(2)      YEAR       ($/SH)       DATE      ($)      ($)           ($)
- - -----------------------------  ---------   ----------   --------   ----------   ---   ---------     ---------
Henry Fong...................   750,000       43.0%       4.00       12/07/04    0    1,920,000     4,830,000
Edward E. Shake..............   281,250       16.1%       4.00       12/07/04    0      720,000     1,811,250
Jeff L. Hinton...............    20,000        1.1%       4.00       12/07/04    0       51,200       128,800

- - ---------------

(1) Options granted in 1994 under the KESIP have a ten year term and vest ratably over a four year period beginning with the date of grant.
(2) Each option granted under a KESIP also becomes exercisable upon the occurrence of a defined recapitalization or change in control or upon the death or permanent disability of such officer. None of the options described above are "incentive stock options" as defined in the Code.
(3) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in these columns will be achieved or if achieved will exist at the time of any option exercise.

     The following table sets forth certain information concerning unexercised options held at December 31, 1994 by the Named Executive Officers listed in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

                                                              NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                     SHARES                        OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                   ACQUIRED ON    VALUE           FY-END(#)(2)                FY-END($)(3)
              NAME                 EXERCISE(#)   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- - ---------------------------------  -----------   --------   -------------------------   -------------------------
Henry Fong.......................         --          --      390,000/600,000                514,800/0
Edward E. Shake..................     40,000      75,800      382,024/555,774             749,796/755,396
Jeff L. Hinton...................         --          --       25,000/22,000               47,295/12,870

- - ---------------

(1) Options herein includes stock warrants.
(2) Includes options vested under the KESIP as of the date of grant but subject to stockholder approval.
(3) Based on the closing sales price for the Common Stock as reported on the New York Stock Exchange on December 30, 1994 of $3.625 per share.

PENSION PLAN

     The Roadmaster Corporate Retirement Benefit Plan for Salaried Employees (the "Pension Plan"), a noncontributory defined benefit plan, was amended effective December 31, 1989 to provide that no hours of service, years of credit service, compensation increase or other service performed after December 31, 1989 would be counted for any purpose under the Pension Plan, so that all benefit accruals under the Pension Plan would cease effective as of December 31, 1989 and all participants in the Pension Plan would be fully vested in their accrued benefits effective as of December 31, 1989.

     Mr. Shake is the only executive officer eligible to participate in the Pension Plan. Benefits provided under the Pension Plan for Mr. Shake are frozen at $7,503 per year. Such benefits are payable at age 65 (normal retirement age). Benefits provided under the Pension Plan are in addition to normal Social Security retirement benefits and maximum benefits under the Pension Plan currently are limited to $115,641 for each participant.

EMPLOYMENT AGREEMENTS

     In connection with the acquisitions of the Sports Subsidiaries, Henry Fong and Edward E. Shake each entered into five year employment agreements with the Company. Certain provisions of such Employment Agreements are discussed below. The Employment Agreements are subject to automatic renewal for additional one year terms unless terminated by either party upon thirty days written notice prior to the end of the initial or successive terms.

     The Employment Agreements for Mr. Fong and Mr. Shake provide that for all services rendered under such agreements, the Company will pay Mr. Fong and Mr. Shake a salary of $600,000 per year and $450,000 per year, respectively. In addition, the Company will provide Mr. Fong and Mr. Shake with such other benefits as may, from time to time, be approved by the Board of Directors. Mr. Fong and Mr. Shake are required to devote their full time, attention and energies to the business of the Company, except that Mr. Fong may continue to serve as President and a director of Equitex and may pursue such other business investments (other than as an employee) as he shall elect as long as such duties and pursuits do not interfere with his duties to the Company and are not in competition, either directly or indirectly, with the activities of the Company.

     Mr. Fong and Mr. Shake have agreed to certain covenants with respect to confidential information of the Company and have agreed that during the term of their respective employment and for a period of twenty-four months thereafter, irrespective of the manner or reason for termination of their employment, that they will not engage in, supervise, assist or own any interest in any entity engaged in substantially the same business as the Company in the geographic areas in which the Company operates.

     The Employment Agreements may be terminated "for cause" by the affirmative vote of a majority of the Board of Directors entitled to vote thereon. "Cause" is generally defined as (i) conviction with respect to any felony; (ii) a willful refusal by the employee to perform material duties and responsibilities required in connection with his employment; (iii) a breach by the employee of any covenant, warranty, representation or condition in his Employment Agreement;
(iv) substantial disability for a specified period or (v) any misappropriation, theft or embezzlement of funds of the Company or any other act of fraud or deceit.

     Each Employment Agreement may be terminated without cause by the affirmative vote of two-thirds of the members of the Company's entire Board of Directors if the Company is "profitable" and by the affirmative vote of a majority of the Board if the Company is not "profitable." For purposes of the Employment Agreements, the Company shall be deemed to be profitable if the most current audited consolidated financial statements of the Company and its subsidiaries for the preceding fiscal year reflect positive net income from continuing operations calculated in accordance with generally accepted accounting principles.

     In the event Mr. Fong's Employment Agreement is terminated without cause while the Company is profitable, the Company is obligated to continue to pay Mr. Fong all compensation payable under his Employment Agreement during the remainder of its then current term. In the event Mr. Shake's Employment Agreement is terminated without cause while the Company is profitable, the Company is obligated to continue to pay Mr. Shake all compensation payable under his Employment Agreement for the longer of the remainder of its then current term or twenty-four months.

                                AGENDA ITEM TWO

                     APPROVAL OF THE COMPANY'S KEY EMPLOYEE
                              STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors, on the recommendation of the Compensation Committee, adopted the Key Employee Stock Incentive Plan as a vehicle to provide additional incentives to, as a means of further encouraging Common Stock ownership by the Company's officers, senior management and other key employees. The KESIP has a ten year term and authorizes the grant of awards for up to 3,750,000 options to purchase Common Stock or shares of restricted Common Stock or a combination thereof. Options may be awarded in the form of incentive stock options, non-qualified stock options or both. The maximum aggregate number of shares for which options may be granted over any five fiscal year period or that may vest over any five fiscal year period of the Company pursuant to any option held by a Named Executive Officer is 1,000,000 shares. The maximum aggregate number of shares issued pursuant to an award of restricted stock that may be granted over any five fiscal year period or that may vest over any five fiscal year period of the Company pursuant to any award of restricted stock to a Named Executive Officer is 500,000 shares. The KESIP will be administered by the Compensation Committee, which shall have the full power to select qualified employees who will participate in the KESIP, determine the size and types of awards, determine the terms and conditions of awards in a manner consistent with the KESIP, construe and interpret the KESIP and any agreement or instrument entered into under the KESIP, establish, amend or waive rules and regulations for the KESIP's administration and, subject to certain conditions, the terms and conditions of any outstanding award to the extent such terms and conditions are within the discretion of the Compensation Committee. The Board may, at any time, and from time to time, alter, amend, suspend or terminate the KESIP in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the KESIP to continue to comply with Rule 16b-3 under the Exchange Act will be effective unless approved by the Company's stockholders. The option price for each grant of an option under the KESIP is such price as the Compensation Committee shall establish; provided, however, that such option price must be equal to at least one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted. In connection with the grant of restricted stock awards, the Compensation Committee may provide that no initial investment will be required by a plan participant. Persons eligible to participate in the KESIP must be full-time, non-union employees of the Company. Option awards under the KESIP made to date vest twenty percent on the date of grant and twenty percent on each anniversary thereof. Restricted Common Stock grants made to date under the KESIP vest at the end of five years from the date of grant. All awards under the KESIP are subject to accelerated vesting in the event of a "Change in Control" of the Company. "Change in Control of the Company" means: (i) a transfer of all or substantially all of the assets of the Company; (ii) if any "Person" or "Group" of Persons either alone or in conjunction with its "Affiliates," other than a person or group consisting solely of Management Stockholders (as defined below) or their "Affiliates," becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing, or securities convertible into, or exchangeable for, securities representing, more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors; or (iii) if any "Person" or "Group" of Persons either alone or in conjunction with its "Affiliates," acquires the right or power to nominate and/or control, directly or indirectly, whether through the ownership of voting securities of the Company, by contract or otherwise, a majority of the members of the Company's Board of Directors without having first received the prior written consent of at least two-thirds (including a majority of the Management Directors (as defined below)) of the members of the Board of Directors of the Company then in office prior to such person or group of persons acquiring such right or power. "Management Directors" or "Management Stockholders" means Henry Fong or Edward E. Shake. In the event of a Change in Control of the Company, outstanding options become immediately exercisable and all rights to restricted stock grants immediately vest and forfeiture limitations cease. Directors who are not otherwise employed by the Company are not eligible to participate in the KESIP. All awards made prior to approval of the KESIP by stockholders are subject to forfeiture in the event the KESIP is not approved by the stockholders. As participants in the KESIP, the Company's executive officers, Messrs. Fong, Shake and Hinton, have an interest in its adoption. As of April 20, 1995, the closing price of the Common Stock on the New York Stock Exchange was $2.625 per share.

     This summary description of the Key Employee Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the plan which is set forth as Exhibit A hereto. For a discussion of the Company's compensation policies in general and as they relate to the KESIP, see also the Compensation Committee Report set forth above.

     The following table sets forth certain information concerning grants of options to purchase Common Stock and awards of restricted stock granted under the KESIP through the date of this Proxy Statement. Awards that may be received by or allocated to other eligible participants are not yet determinable.

               AWARDS UNDER KEY EMPLOYEE STOCK INCENTIVE PLAN(1)

                                        NO. OF SHARES                     NO. OF SECURITIES
                                        OF RESTRICTED                     UNDERLYING OPTIONS      EXERCISE
          NAME AND POSITION             STOCK GRANTED   DOLLAR VALUE(2)        GRANTED         PRICE($/SH)(3)
- - --------------------------------------  -------------   ---------------   ------------------   --------------
Henry Fong............................     375,000        $ 1,500,000            750,000           $ 4.00
  President and Chief Executive
    Officer
Edward E. Shake.......................     281,250        $ 1,125,000            281,250           $ 4.00
  Chief Operating Officer
Jeff L. Hinton........................           0                  0             20,000           $ 4.00
  Vice President and Chief Financial
     Officer
All executive officers as a group.....     656,250        $ 2,625,000          1,051,250           $ 4.00
All employees (other than executive
  officers) as a group................           0                  0            577,500           $ 4.00

- - ---------------

(1) All awards granted subject to stockholder approval of the KESIP; Non-Employee Directors are ineligible to participate in the KESIP.
(2) As of December 7, 1994, the date of the award, based on the closing price of the Common Stock on the New York Stock Exchange of $4.00.
(3) The exercise price for all options granted to date is based on the Fair Market Value of the Common Stock on December 7, 1994.

FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION COMPONENT OF THE KEY EMPLOYEE STOCK INCENTIVE PLAN

     Option awards to date have been in the form of non-qualified stock options. The award of options in the form of non-qualified stock options does not result in taxable income to the optionee or a deduction to the Company. The Optionee will, however, recognize income after the exercise of such stock option when the shares of Common Stock issuable upon such exercise are transferrable or are not subject to a substantial risk of forfeiture. At such time as the optionee recognizes taxable income, the excess of the fair market value of the shares acquired over the option price paid for the shares will be taxable to the optionee as ordinary income and the Company concurrently may claim a corresponding deduction for compensation paid in the same amount at the same time as compensation is taxed to the optionee, provided the Company makes a proper tax withholding with respect to the exercise. Upon a subsequent disposition of the shares, any difference between the fair market value of the shares at the time such option was exercised and the amount realized upon their disposition would be eligible for treatment as long-term or short-term capital gain or loss if the minimum holding period is met and depending on the length of time the shares were held prior to disposition. Incentive stock options granted under the KESIP are intended to be incentive stock options as defined in Section 422A of the Code. Under the provisions of Section 422A of the Code, neither the optionee nor the Company will realize income, gain, deduction, or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock, which was acquired upon the exercise of the option, is sold or otherwise disposed of in a taxable transaction. If, at the time of such sale or disposition, the optionee has not held the stock for two years from the date that the option was granted and one year from the date of exercise, the optionee may realize ordinary income (rather than capital gain) and the Company will be entitled to a deduction for the amount of ordinary income realized by the optionee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE KEY EMPLOYEE STOCK INCENTIVE PLAN.

                               AGENDA ITEM THREE

                    APPROVAL OF THE PERFORMANCE GOALS UNDER
                    THE COMPANY'S SHORT-TERM INCENTIVE PLAN

     The Board of Directors recommends approval by the stockholders of the performance goals for Named Executive Officers contained in the Short-Term Incentive Plan as adopted by the Company's Compensation Committee. These performance goals will govern the award of annual bonuses to the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and generally other future participants in the plan who are Named Executive Officers of the Company. Similar performance goals are being utilized for other participants in the STIP, subject to a subjective component for non-Named Executive Officers. Approval of the performance goals for Named Executive Officers is being recommended to preserve, for fiscal years 1995 and beyond, the Company's federal tax deduction for certain compensation paid to any Named Executive Officer, by complying with provisions of Section 162(m) of the Code enacted as part of the Omnibus Budget Reconciliation Act of 1993. These provisions and the proposed regulations issued under Code sec. 162(m) by the United States Department of Treasury could limit the Company's federal tax deduction for compensation paid to its Named Executive Officers to $1,000,000 each, unless compensation in excess of this amount is based on the achievement of performance goals and eligibility requirements that have been approved by a committee of outside directors and approved by the Company's stockholders. The STIP is intended to be, and the Compensation Committee believes that the STIP qualifies as, performance-based compensation and accordingly that all sums paid thereunder should be deductible by the Company. Under the STIP, the Compensation Committee for each plan year establishes ranges of performance goals which correspond to various levels of award opportunities. Each performance goal range includes a performance target at which one hundred percent (100%) of the target incentive award is earned. In addition, each performance goal range includes levels of performance above and below the one hundred percent (100%) performance level. In 1995, the STIP will allow the Company's CEO, COO and CFO, each to earn a targeted bonus of 65%, 65% and 40% of their respective base salary based on the achievement by the Company of Company targeted earnings and targeted income. The actual amount of the bonus is subject to increase or decrease to minimum and maximum thresholds based on performance against target which would allow such officers to earn actual bonus amounts in a range from 50% to 175% of their targeted bonus. In order to comply with a "safe harbor" under proposed regulations adopted under Code sec. 162(m), the Compensation Committee will annually establish Company earnings and income thresholds. Awards under the STIP vest prorata upon a Change in Control of the Company. As participants in the STIP, Messrs. Fong, Shake and Hinton, have an interest in the adoption of the Plan. If the stockholders do not approve the performance goals under the Plan, the Company will not make any payments to its Named Executive Officers thereunder and will consider other compensation arrangements which may or may not involve deductible compensation. With respect to awards other than to Named Executive Officers, the Compensation Committee has the authority to exercise subjective discretion in the determination of final awards as well as the authority to delegate the ability to exercise subjective discretion in this respect. For a discussion of the Company's compensation policies in general and as they relate to the STIP, see also the Compensation Committee Report set forth above.

     The actual benefits to be paid under the STIP are not presently determinable. Prior to awarding any bonuses for the 1995 fiscal year, and all subsequent years covered by the STIP, the Compensation Committee will evaluate the performance of the Company to certify that the performance goals have been met.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S PERFORMANCE GOALS UNDER ITS SHORT-TERM INCENTIVE PLAN FOR ITS NAMED EXECUTIVE OFFICERS.

                        DIRECTORS' FEES AND COMPENSATION

     Cash Compensation. In October 1994, the Company adopted a new policy concerning the payment of fees and compensation to its directors. Annual amounts payable under the former and the new policies were prorated as of the adoption date.

     Pursuant to the Company's new director compensation policy, each director who is not an employee of the Company is paid: (i) an annual retainer of $20,000, payable in equal monthly installments; (ii) $1,000 for each Board meeting attended and (iii) $1,000 per committee meeting attended for committee meetings conducted on a date different from the date of a meeting of the Board of Directors. In addition, each non-employee director is eligible, pursuant to the Company's Directors Restricted Stock Plan, to receive each year that number of shares of Common Stock having a Fair Market Value of $10,000 upon annual reelection to the Board. The award of restricted stock pursuant to the Directors Restricted Stock Plan is subject to the approval of such plan by the Company's stockholders. The Company and each of its subsidiaries continue to reimburse all of their respective directors' Company related and Company approved travel and entertainment expenses, including their expenses in attending meetings of the respective boards of directors or committees thereof. Except as described in the previous sentence, in connection with the adoption of the Company's new director compensation policy, the Company's subsidiaries no longer provide separate compensation to any of their directors.

     Pursuant to the terms of the Stockholders Agreement entered into in connection with the acquisition of the Sports Subsidiaries on December 6, 1994, the Company paid $6,250 to each of Messrs. Phillips, Long, Marshall and Sanders representing the difference between the per share exercise price of options granted to the Company's other non-employee directors under the 1994 Directors Stock Option Plan and the per share exercise price of the options granted to Messrs. Phillips, Long, Marshall and Sanders under such plan.

     Prior to October 1994, directors of the Company served without cash compensation for their services; however, then directors, who also were directors of certain of the Company's subsidiaries, were eligible to receive compensation pursuant to the director compensation policies of such subsidiaries. Compensation as a director of such subsidiaries was not contingent on service as a director of the Company.

     Prior to October 1994, each director of RMC (Messrs. Fong, Shake, Conti, Rand and Bradley) was eligible to receive $5,000 for each special or regularly scheduled bi-monthly meeting of RMC's board of directors. Directors of certain other subsidiaries of the Company were eligible to receive $200 for each board of directors' meeting of either such company which the director attended. No directors' fees were paid by such subsidiaries in 1994.

     1994 Directors' Stock Option Plan for Non-Employee Directors. In July 1994, the Company adopted its 1994 Directors' Stock Option Plan for Non-Employee Directors (the "DSOP"). The DSOP provides for the grant of 25,000 non-qualified stock options to each non-employee director at a price of one hundred percent (100%) of the Fair Market Value of the Company's Common Stock as of the date of grant. Options granted under the DSOP vest one hundred percent (100%) upon grant but may not be exercised for six months after the date of grant if held by a person subject to Section 16 of the Exchange Act. Options granted under the DSOP expire on the earlier of ten years from the date of grant or ninety days after the optionee ceases to be an Eligible Director (as defined) for any reason other than death. In the event the optionee ceases to be an Eligible Director because of the death of the optionee, options granted to the optionee expire six months after the death of such person, unless exercised prior to such time by the optionee's estate. The DSOP authorizes the grant of options to purchase an aggregate of 175,000 shares of Common Stock, all of which options had been issued as of December 16, 1994.

                                AGENDA ITEM FOUR

                      APPROVAL OF THE COMPANY'S DIRECTORS
                             RESTRICTED STOCK PLAN

GENERAL

     In October 1994, the Board of Directors adopted a new multi-year Directors Restricted Stock Plan for its outside directors as a means of encouraging ownership of the Company's Common Stock and to more closely align the interests of its outside directors with the interests of the Company's stockholders in general. The DRSP is intended to be a self-administering plan which permits the participation of all non-employee directors. The DRSP provides that during the term of such plan, each individual who is elected to serve as a non-employee director will, on the day immediately following the non-employee director's election to the Board, be granted restricted stock having a value on such date of $10,000. The number of shares to be granted is calculated by dividing $10,000 by the Fair Market Value (as defined) of the Common Stock on the date of grant. Annual grants in the same amount will be made each time an individual is elected or re-elected to serve as a non-employee director. Shares generally vest upon the last day of the director's term for which shares were awarded; provided, however, that all unvested shares will become one hundred percent (100%) vested upon the death, disability or retirement of the participant or upon the effective date of a Change in Control (as defined) of the Company. In the event the DSRP is approved by the stockholders, shares first will be granted to the Company's seven existing non-employee directors on June 15, 1995. A total of 87,500 shares are available for grant under the DRSP.

     The DRSP may be terminated, amended or modified at any time, and from time to time, by the Board of Directors; provided, however, that the provisions regarding the number of shares to be awarded to non-employee directors, the price of securities awarded and the timing of awards may not be amended more than once within any six month period other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") or the rules adopted pursuant to the Code or ERISA.

     Without the approval of the stockholders of the Company as may be required by the Code, Section 16 of the Exchange Act or the rules promulgated thereunder, or the rules and regulations of the New York Stock Exchange or similar regulatory body having jurisdiction with respect to the DRSP, no such termination, amendment or modification may (i) increase the total number or value of the shares which may be available for grants of awards under the DRSP (except for certain adjustments in the case of mergers, reorganizations, consolidations, recapitalizations and similar events), (ii) change the class of participants eligible to participate in the DRSP or (iii) materially increase the costs of the DRSP or materially increase the benefits accruing to participants therein. As participants in the DRSP, Messrs. Conti, Rand, Bradley, Phillips, Long, Marshall and Sanders, have an interest in its adoption. As of April 20, 1995, the closing price of the Company's Common Stock on the New York Stock Exchange per share was $2.625.

     This summary description of the Directors Restricted Stock Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the plan which is set forth as Exhibit B hereto.

     The number of shares of Common Stock that will be received by or allocated to a non-employee director under the DRSP is not determinable. The number of shares of Common Stock that would have been received by or allocated to the Company's directors as of June 15, 1994 if the DRSP had been in effect, and if each of the current directors had been elected or re-elected to the Board as of such date, is set forth in the table below.

                    HYPOTHETICAL INITIAL PLAN BENEFITS UNDER
                      THE DIRECTORS RESTRICTED STOCK PLAN

                                                                     NO. OF SHARES
                                                                     OF RESTRICTED
                       NAME AND POSITION(1)                         STOCK GRANTED(2)   DOLLAR VALUE
- - ------------------------------------------------------------------  ----------------   ------------
Louis J. Conti....................................................        2,580          $ 10,000
  Director
James H. Rand.....................................................        2,580          $ 10,000
  Director
Stephen P. Bradley................................................        2,580          $ 10,000
  Director
John D. Phillips..................................................        2,580          $ 10,000
  Director
Clay C. Long......................................................        2,580          $ 10,000
  Director
Michael P. Marshall...............................................        2,580          $ 10,000
  Director
Carl E. Sanders...................................................        2,580          $ 10,000
  Director
All executive officers as a group.................................          N/A               N/A
All non-employee directors as a group.............................       18,060          $ 70,000
All non-executive officers employee as a group....................          N/A               N/A

- - ---------------

(1) Messrs. Fong and Shake are not eligible to participate in the DRSP.
(2) Awards under the DRSP are granted on the date following the directors reelection to the Board, share numbers indicated above are based on hypothetical grant as of June 15, 1994, the date following the previous year based on a closing price for the Common Stock of $3.875 on such date.

                                AGENDA ITEM FIVE

                             SELECTION OF AUDITORS

     Arthur Andersen LLP served as auditors of the Company during the fiscal year ended December 31, 1994 and also have been selected by the Board of Directors to serve as auditors for the present fiscal year. The Board of Directors recommends to the stockholders their ratification of its selection of Arthur Andersen LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1995. Accordingly, the following resolution will be offered at the stockholders' meeting:

     RESOLVED, that the appointment by the Board of Directors of Arthur Andersen LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1995 be, and hereby is, ratified and approved.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board feels that such change would be in the best interests of the Company and its stockholders.

     Arthur Andersen LLP or its predecessor has served as the Company's independent auditors since 1989.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires to do so, and is expected to be available to respond to appropriate questions which stockholders might have.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since its inception in 1987, the Company has engaged Equitex as a management consultant on a nonexclusive basis for an annual fee, payable in equal monthly installments. Such annual fee was $144,000 in 1994 and has been set at $144,000 for 1995. This engagement is renewable annually. Mr. Fong is the President, a director and approximately a 5% shareholder of Equitex. Equitex is a business development company which invests in start up or restructuring companies by providing these companies with management consulting expertise and interim financing, often accepting equity positions in lieu of all or part of its fees.

     The Company retains office space in Englewood, Colorado which formerly served as its executive offices. Such space is provided to the Company by Equitex which, in turn, leases such space for $2,500 per month from a partnership of which Mr. Fong and his wife are the sole partners. Since 1991, the Company has paid approximately 50% of the lease, payments and costs of telephone services. Pursuant to such cost-sharing arrangements, the Company made payments to Equitex of $80,175 in 1994. The Company believes these terms and its portion of the underlying lease payment to be no less favorable than those which could be obtained from non-affiliated parties in the same area.

     In connection with the exercise of warrants in February 1993 under the November 1992 Stock Purchase Plan, the Company made loans to 21 employees to enable such employees to exercise their warrants. Such loans included a $224,311 loan to Mr. Shake to purchase 165,387 shares of Common Stock. During 1994, the largest principal amount owed by Mr. Shake was $224,311. The principal amount of Mr. Shake's loan as of April 20, 1995 was $224,311. Such loan is secured by the Common Stock obtained by Mr. Shake pursuant to the warrant exercise and currently bears interest at the rate of prime plus 2% per annum. Such loan currently matures February 24, 1996.

     In April 1994, the Company purchased from Security Pacific Business Credit Corporation all of its right, title and interest in an approximately $5,000,000 loan made by such lender to Ajay Leisure Products, Inc. ("Ajay Leisure"), a manufacturer and distributor of golf carts, bags and accessories and a wholly owned subsidiary of Ajay Sports, Inc., a publicly traded company ("Ajay Sports"). Such loan was purchased for approximately $5,000,000 and was secured by all of the outstanding common stock and assets of Ajay Leisure and $1,500,000 million of such loan was guaranteed by Equitex with the guarantee secured by the pledge of 1,000,000 shares of Common Stock. Pursuant to the terms of the loan agreement, the Company voted the shares of Ajay Leisure and replaced the former Ajay Leisure Board of Directors and took possession of the collateral. In 1994, Ajay Sports redeemed the collateral by satisfying the loan obligations in full.

     On December 6, 1994, the Company acquired from Actava all of the issued and outstanding capital stock of the Sports Subsidiaries for 19,169,000 shares of Common Stock. The purchase price was determined based on an evaluation of the business of the Sports Subsidiaries, a fairness opinion and the results of negotiations conducted by the Company's management under the direction and supervision of its then Board of Directors which consisted of Messrs. Fong, Shake, Conti, Rand and Bradley. Messrs. Phillips, Long, Marshall and Sanders became directors of the Company as a result of such transaction. Mr. Phillips also is the Chief Executive Officer, a director and stockholder of Actava. Mr. Sanders was, and is, a director of Actava. Mr. Long was, and is, a partner of the principal law firm that represented Actava in connection with such transaction.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than ten percent of the Common Stock to file initial reports of ownership of the Company's securities and reports of changes in such ownership with the Securities and Exchange Commission (the "SEC"). Persons subject to these reporting requirements are also required by SEC regulations to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on a review of copies of the SEC reporting forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1994: Stephen P. Bradley did not timely file a Form 4 report upon the grant of options to purchase 25,000 shares of Common Stock pursuant to the Company's 1994 DSOP. Such report was inadvertently filed one day late.

                                AVAILABILITY OF
             ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

     Copies of the Company's Annual Report to Stockholders for the year ended December 31, 1994, which includes certain financial information about the Company, are currently being mailed, together with this Proxy Statement, to the Company's stockholders. ADDITIONAL COPIES OF SUCH ANNUAL REPORT ALONG WITH COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUSIVE OF DOCUMENTS INCORPORATED BY REFERENCE), ARE AVAILABLE TO STOCKHOLDERS WHO MAKE WRITTEN REQUEST THEREFOR ADDRESSED TO: THE COMPANY SECRETARY, ROADMASTER INDUSTRIES, INC., POST OFFICE BOX 344, RADIO TOWER AND EAST STREET, OLNEY, ILLINOIS 62450. COPIES OF THE ANNUAL REPORT OF FORM 10-K ARE AVAILABLE WITHOUT CHARGE. COPIES OF EXHIBITS AND BASIC DOCUMENTS FILED WITH THE ANNUAL REPORT ON FORM 10-K OR REFERENCED THEREIN WILL BE FURNISHED TO STOCKHOLDERS UPON WRITTEN REQUEST AND PAYMENT OF THE COMPANY'S EXPENSES IN FURNISHING SUCH DOCUMENTS.

                                 OTHER MATTERS

     Management does not intend to present to the Meeting any business other than the items stated in the "Notice of Meeting of Stockholders" and does not know of any matters to be brought before the Meeting other than those referred to above. If however, any other matters properly come before this Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

     Whether or not you expect to be at the Meeting in person, please sign, date and return promptly the enclosed proxy. No postage is necessary if the proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS

     If the proxy statement relating to next year's annual meeting is released to the Company's security holders on the anniversary of the date on which this Proxy Statement and Form of Proxy are released, any proposal to be presented at next year's annual meeting must be received at the principal executive offices of the Company not later than January 14, 1996. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                                                       EXHIBIT A

                          ROADMASTER INDUSTRIES, INC.

                      KEY EMPLOYEE STOCK INCENTIVE PROGRAM

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
Article 1.    Establishment, Purpose and Duration........................................  A-1
Article 2.    Definitions................................................................  A-1
Article 3.    Administration.............................................................  A-3
Article 4.    Shares Subject to the Plan.................................................  A-4
Article 5.    Eligibility and Participation..............................................  A-5
Article 6.    Stock Options..............................................................  A-5
Article 7.    Restricted Stock...........................................................  A-6
Article 8.    Beneficiary Designation....................................................  A-7
Article 9.    Deferrals..................................................................  A-7
Article 10.   Rights of Employees........................................................  A-7
Article 11.   Change in Control..........................................................  A-8
Article 12.   Amendment, Modification, and Termination...................................  A-8
Article 13.   Withholding................................................................  A-8
Article 14.   Indemnification............................................................  A-9
Article 15.   Successors.................................................................  A-9
Article 16.   Legal Construction.........................................................  A-9

                          ROADMASTER INDUSTRIES, INC.

                      KEY EMPLOYEE STOCK INCENTIVE PROGRAM

ARTICLE 1.  ESTABLISHMENT, PURPOSE AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Roadmaster Industries, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Roadmaster Industries, Inc. Key Employee Stock Incentive Program" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options and Restricted Stock.

     Subject to approval by the Company's stockholders, the Plan shall become effective as of October 25, 1994, (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely is dependent.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 12 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after October 25, 2004.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word or words is capitalized:

     2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Restricted Stock.

     2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant, setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.5 "CHANGE IN CONTROL" of the Company means:

          (i) a transfer of all or substantially all of the assets of the Company;

          (ii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), other than a person or group consisting solely of Management Stockholders or their "Affiliates" (as that term is defined in Rule 405 under the Securities Act), becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing, or securities convertible into, or exchangeable for, securities representing, more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities eligible to vote for the election of Directors; or

          (iii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Section 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), acquires the right or power to nominate and/or control, directly or indirectly, whether through the ownership of voting securities of the Company, by contract or otherwise, a majority of the members of the Company's Board of Directors without having first received the prior written consent of at least two-thirds (including a majority of the Management Directors) of the members of the Board of Directors of the Company then in office prior to such person or group of persons acquiring such right or power.

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, appointed by the Board to administer the Plan with respect to grants of Awards.

     2.8 "COMPANY" means Roadmaster Industries, Inc., a Delaware corporation, and its Subsidiaries, as well as any successor to any of such entities as provided in Article 15 herein.

     2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.10 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan or policy or, if no such plan or policy shall then be in effect, any physical or mental disability or incapacity which the Committee determines would render a Participant incapable of performing the services required of such participant for a period of at least 180 consecutive days or for other periods aggregating 180 days during any 52-week period.

     2.11 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.12 "EMPLOYEE" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

     2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.14 "FAIR MARKET VALUE" shall be determined on the basis of: (i) the average sale price of the Company's Common Stock on the applicable day on the principal stock exchange, or the National Association of Securities Dealers' Automated Quotation National Market System ("NASDAQ/NMS"), as the case may be, on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on such exchange or the NASDAQ/NMS, as the case may be, the average of the last reported closing bid and asked prices on such day as officially quoted on such exchange or the NASDAQ/NMS, as the case may be, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/ NMS, as the case may be, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ system or the National Quotation Bureau, Inc,
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Optionee and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Optionee and one of which shall be selected by the Company.

     2.15 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein, and which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.16 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.17 "MANAGEMENT DIRECTORS" or "MANAGEMENT STOCKHOLDERS" means Henry Fong or Edward E. Shake.

     2.18 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.19 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.20 "OFFICER" means an Employee of the Company included in the definition of Officer under Section 16 of the Exchange Act and the rules promulgated thereunder or other Employees designated as "Officers" by the Board.

     2.21 "OPTION" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option as determined by the Committee.

     2.23 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan.

     2.24 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the deductibility limitations of Code Section 162(m).

     2.25 "PERIOD(S) OF RESTRICTION" means the period(s) during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

     2.26 "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association and, as the context shall require, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.27 "RESTRICTED STOCK" means Shares granted to a Participant pursuant to
Article 7 herein.

     2.28 "RETIREMENT" shall have the meaning ascribed to such term in the Participant's governing tax-qualified retirement plan.

     2.29 "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time or any successor act thereto.

     2.30 "SHARES" means the shares of Common Stock, par value $0.01, of the Company.

     2.31 "SUBSIDIARY" means, with respect to any Person, including the Company:
(i) a corporation at least fifty percent (50%) of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person; or
(ii) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner of such partnership; or (iii) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and more or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has
(x) at least a fifty percent (50%) ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person; or (iv) any other person who the Committee shall determine is entitled to have the Employees thereof participate in the Plan under the Code and under the federal and state securities laws, and which the Committee designates as a participating entity in the Plan.

ARTICLE 3.  ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who meet the "disinterested administration" rules of Rule 16b-3 under the Exchange Act and who are considered outside directors for the purposes of the Performance-Based Exception. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act and the Performance-Based Exception. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act or the Performance-Based Exception, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3(c)(2) and/or the Performance-Based Exception.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 herein), amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate, from time to time, its authority with respect to the Plan, administration of the Plan and the making of Awards to one or more Participants, including, without limitation, the authority described above.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS OF AWARDS. Subject to adjustment as provided in Section 4.4 herein, there is hereby reserved for issuance of Awards under the Plan three million seven hundred fifty thousand (3,750,000) Shares. To the extent an Award is paid in the form of cash, the authorized Share pool shall be decreased by the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee.

     4.2 LIMITS ON GRANTS TO NAMED EXECUTIVE OFFICERS. Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan.

     (a) The maximum aggregate number of Shares for which Options may be granted over any five (5) fiscal year period, or that may vest over any five (5) fiscal year period of the Company pursuant to any Option held by any Named Executive Officer shall be one million (1,000,000) Shares.

     (b) The maximum aggregate number of Shares issued pursuant to an Award of Restricted Stock that may be granted over any five (5) fiscal year period, or that may vest over any five (5) fiscal year period of the Company pursuant to any Award of Restricted Stock held by a Named Executive Officer shall be five hundred thousand (500,000) Shares.

     4.3 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1 and/or 4.2, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include top executives or key management of the Company, as determined at the discretion of the Committee.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Subject to the terms of the Plan, the Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be such price as the Committee shall specify which shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, whether issuable in connection with the exercise of the Option if permitted by the Committee in its sole discretion following prior written request by the Participant or previously acquired by the Participant (provided that in such later case, the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Options to be granted hereunder, and on any Shares acquired pursuant to the exercise of an Option granted under the Plan as it may deem advisable, including, without limitation, that Options not be exercisable until registration of the Options and/or the underlying Common Stock, that the Options not be exercisable until stockholder approval of the Plan, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     6.9 NONTRANSFERABILITY OF OPTIONS.

     (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7.  RESTRICTED STOCK

     7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

     7.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     7.3 TRANSFERABILITY. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period or Periods of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     7.4 OTHER RESTRICTIONS. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

     7.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

     The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Roadmaster Industries, Inc. Key Employee Stock Incentive Program, and in a Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Roadmaster Industries, Inc.

     The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     7.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

     7.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     7.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     7.9 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right, if any, to receive unvested Shares of Restricted Stock following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participants, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 8.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 9.  DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, any Option treated as a stock appreciation right for any reason, the lapse or waiver of restrictions with respect to Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 10.  RIGHTS OF EMPLOYEES

     10.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of the Plan, a transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

     10.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 11.  CHANGE IN CONTROL

     11.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

          (b) Any Period of Restriction and restrictions imposed on Shares of Restricted Stock shall lapse; and

          (c) Subject to Sections 11.3, 12.2 and Article 15 of this Plan, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

     11.2 ACCELERATION OF AWARD VESTING. Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to accelerate the vesting of any Award granted under the Plan, including without limitation acceleration to such a date that would result in said Awards becoming immediately vested.

     11.3 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 11 may not be terminated, amended, or modified (i) on or after the date of a Change in Control, (ii) in contemplation of a Change in Control which Change in Control in fact occurs within six (6) months of such action, in either case, to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, that except as provided above and subject to any employment agreement or severance benefits agreement between the Participant and the Company, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 11 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 12.  AMENDMENT, MODIFICATION, AND TERMINATION

     12.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     The Committee shall have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     12.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 13.  WITHHOLDING

     13.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, and any other applicable taxes (including any foreign taxes and the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

     13.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 14.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 15.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16.  LEGAL CONSTRUCTION

     16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     16.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     16.5 GOVERNING LAW. To the extent not preempted by United States federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

                                                                       EXHIBIT B

                          ROADMASTER INDUSTRIES, INC.

                        DIRECTORS RESTRICTED STOCK PLAN

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Article 1.  Establishment, Purpose, and Duration......................................  B-1
Article 2.  Definitions...............................................................  B-1
Article 3.  Administration............................................................  B-3
Article 4.  Shares Subject to the Plan................................................  B-3
Article 5.  Eligibility and Participation.............................................  B-4
Article 6.  Restricted Stock..........................................................  B-4
Article 7.  Amendment, Modification, and Termination..................................  B-5
Article 8.  Miscellaneous.............................................................  B-6

                          ROADMASTER INDUSTRIES, INC.

                        DIRECTORS RESTRICTED STOCK PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Roadmaster Industries, Inc., a Delaware corporation (hereinafter referred to as the "Company") hereby establishes an incentive compensation plan to be known as the "Roadmaster Industries, Inc. Directors Restricted Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Restricted Stock to Nonemployee Directors, subject to the terms and provisions set forth herein.

     Subject to approval of the Plan by the Company's stockholders, the Plan shall become effective as of October 25, 1994 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

     1.3 DURATION OF THE PLAN. The Plan shall commence on January 1, 1995 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 7 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2005.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word or words is capitalized:

          (a) "AWARD" means, individually or collectively, a grant under this Plan of Restricted Stock.

          (b) "AWARD AGREEMENT" means an agreement entered into by and between the Company and a Nonemployee Director, setting forth the terms and provisions applicable to an Award granted under the Plan.

          (c) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (d) "BOARD" or "BOARD OR DIRECTORS" means the Board of Directors of the Company

          (e) "CHANGE IN CONTROL OF THE COMPANY" means:

             (i) a transfer of all or substantially all of the assets of the Company;

             (ii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), other than a person or group consisting solely of Management Stockholders or their "Affiliates" (as that term is defined in Rule 405 under the Securities Act), becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing, or securities convertible into, or exchangeable for, securities representing, more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities eligible to vote for the election of Directors; or

             (iii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Section 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), acquires the right or power to nominate and/or control, directly or indirectly, whether through the ownership of voting securities of the Company, by contract or otherwise, a majority of the members of the Company's Board of Directors without having first received the prior written consent of at least two-thirds (including a majority of the Management Directors) of the members of the Board of Directors of the Company then in office prior to such person or group of persons acquiring such right or power.

          (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "COMPANY" means Roadmaster Industries, Inc., a Delaware corporation, or any successor thereto as provided in Section 8.6 herein.

          (h) "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

          (i) "DISABILITY" means a permanent and total disability. An individual is permanently and totally disabled if the individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to be permanently and totally disabled unless the individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary may require.

          (j) "ELECTED TERM" means the period of time for which a Nonemployee Director is elected to serve for any one election.

          (k) "EMPLOYEE" means any full-time, nonunion, salaried employee of the Company or of the Company's Subsidiaries. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director shall not be deemed to be an Employee.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          (m) "FAIR MARKET VALUE" shall be determined on the basis of: (i) the average sale price of the Company's Common Stock on the applicable day on the principal stock exchange, or the National Association of Securities Dealers' Automated Quotation National Market System ("NASDAQ/ NMS"), as the case may be, on which such Common Stock is then listed or admitted to trading; (ii) if no sale takes place on such day on such exchange or the NASDAQ/NMS, as the case may be, the average of the last reported closing bid and asked prices on such day as officially quoted on such exchange or the NASDAQ/NMS, as the case may be; (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, as the case may be, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ system or the National Quotation Bureau, Inc.; (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business; or
     (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Optionee and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Optionee and one of which shall be selected by the Company.

          (n) "MANAGEMENT DIRECTORS" or "MANAGEMENT STOCKHOLDERS" means Henry Fong and Edward E. Shake.

          (o) "NONEMPLOYEE DIRECTOR" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company or its Subsidiaries.

          (p) "PARTICIPANT" means a Nonemployee Director of the Company who has outstanding a viable Award granted under the Plan.

          (q) "PERIOD(S) OF RESTRICTION" means the period(s) during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a substantial risk of forfeiture, as provided in
     Article 6 herein.

          (r) "PERSON" means any corporation, individual, joint stock company joint venture, partnership, unincorporated association and, as the context shall require, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (s) "RESTRICTED STOCK" or "RESTRICTED SHARES" means Shares granted to a Participant pursuant to Article 6 herein.

          (t) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time or any successor act thereto.

          (u) "SHARES" means the shares of Common Stock, par value $0.01, of the Company.

          (v) "SUBSIDIARY" means, with respect to any Person, including the
     Company: (i) a corporation at least fifty percent (50%) of whose capital stock with voting power, under ordinary circumstances, to elect Directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person, or by one or more Subsidiaries of such Person; or (ii) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner of such partnership; or (iii) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly at the date of determination thereof has (x) at least a fifty percent (50%) ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such person; or (iv) any other person who the Committee shall determine is entitled to have the Employees thereof participate in the Plan under the Code and under the federal and state securities laws, and which the Committee designates as a participating entity in the Plan.

ARTICLE 3.  ADMINISTRATION

     3.1 THE BOARD OF DIRECTORS. This Plan shall be self-administering; provided, however, that to the extent this Plan is not self-administering, the Plan shall be administered either by a committee of the Board of Directors of the Company (the "Committee") consisting of two or more disinterested persons; provided, however, that if no members of the Board of Directors are "disinterested persons," then the Plan shall be administered by the Board of Directors. So long as the Plan qualifies as a "formula plan" administration by the Committee or the Board shall be subject to the restrictions set forth in
Section 3.2 of the Plan.

     3.2 ADMINISTRATION BY THE BOARD. Subject to the limitations of Section 3.1, the Committee or the Board, as the case may be, shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee or the Board, as the case may be, have the power to determine Plan eligibility, or to determine the number (except and to the extent provided in Section 4.3 hereof), the value, the vesting period, or the timing of Awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan, and all related orders or resolutions of the Committee or the Board, as the case may be, shall be final, conclusive, and binding on all persons, including the Company its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed eighty-seven thousand five hundred (87,500) Shares.

     4.2 LAPSED AWARDS. If any Share of Restricted Stock granted under the Plan terminates, expires, or lapses for any reason, any such Share again shall be available for grant under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an adjustment of like kind shall automatically be made in the number and kind of shares which are the subject of unvested Awards; provided, however, that no such adjustment shall be made if the adjustment may cause the Plan to fail to comply with the "formula award" exception for grants of Awards to Directors; and provided further that the Committee or the Board, as the case may be, may make such adjustments to outstanding Awards as may be determined to be appropriate and equitable by the Committee or the Board, as the case may be, in its sole discretion, to prevent dilution or enlargement of rights

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled grant under the Plan.

     5.2 ACTUAL PARTICIPATION. All eligible Nonemployee Directors shall receive grants of Restricted Stock pursuant to Article 6 herein.

ARTICLE 6.  RESTRICTED STOCK

     6.1 INITIAL GRANTS OF RESTRICTED STOCK. During the term of this Plan, each individual who is elected at the first annual meeting of stockholders following the date of the adoption of this Plan and thereafter each individual who is elected to serve as a Nonemployee Director shall, on the day immediately following the Nonemployee Director's election, be granted Restricted Stock having a value on such date of ten thousand dollars ($10,000). The number of Shares issuable hereunder shall be calculated to the nearest whole share by dividing $10,000 by the Fair Market Value of the Common Stock as of the date of grant. No fractional shares shall be issued or other adjustment or payment made with respect thereto. Such grants shall be made each time an individual is elected or reelected to serve as a Nonemployee Director. The specific terms and provisions of such Restricted Shares shall be incorporated in Restricted Stock Award Agreements, executed pursuant to Section 6.4 of the Plan.

     6.2 ANNUAL GRANTS OF RESTRICTED STOCK. In the case of a multiple year Elected Term for Nonemployee Directors, and subject to the limitation on the number of Shares subject to the Plan, on each anniversary date of each election of a Nonemployee Director to serve on the Board for a given Elected Term (provided that on each such grant date the individual remains a Nonemployee Director), each such Nonemployee Director shall be granted Restricted Stock having a value of ten thousand dollars ($10,000). The number of Shares issuable hereunder shall be calculated to the nearest whole share by dividing $10,000 by the Fair Market Value of the Common Stock as of the date of grant. No fractional shares shall be issued or other adjustment or payment made with respect thereto. The specific terms and provisions of such Restricted Shares shall be incorporated in Restricted Stock Award Agreements, executed pursuant to Section
6.4 of the Plan.

     6.3 LIMITATION ON GRANTS OF RESTRICTED SHARES. Subject to adjustment as provided in Section 4.3, other than those grants of Restricted Shares set forth in Sections 6.1 and 6.2 herein, no additional Restricted Shares shall be granted under the Plan.

     6.4 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Share grant may be evidenced by an Award Agreement that shall specify the date of award and number of Restricted Shares granted and such other ministerial provisions as the Board shall determine or, in the event this Plan ceases to be self-administering, such other provisions as the Committee or the Board, as the case may be, shall determine.

     6.5 VESTING OF RESTRICTED SHARES. Subject to the terms of this Plan, all unvested Restricted Shares granted to a Nonemployee Director under this Plan shall vest one hundred percent (100%) upon the last day of the Elected Term for which the Nonemployee Director was elected to serve on the Board, provided the Participant is then a Nonemployee Director of the Company; provided, however, that in the case of Participants elected to multiple-year terms, Restricted Shares granted in one (1) year shall vest on the yearly anniversary date of Participant's election if the Participant is then a Nonemployee Director of the Company.

     The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares including, without limitation, the vesting thereof have been satisfied.

     Regardless of the vesting schedule set forth in this Section 6.5, all unvested Restricted Shares held by a Nonemployee Director shall immediately become one hundred percent (100%) vested upon the first to occur of the following:

          (a) The death of the Participant; or

          (b) The Disability of the Participant; or

          (c) The effective date of a Change in Control of the Company

     6.6 TERMINATION OF DIRECTORSHIP OTHER THAN BY REASON OF DEATH, DISABILITY, OR CHANGE IN CONTROL. In the event a Participant ceases to be a Nonemployee Director for any reason other than death, Disability, or Change in Control, all Restricted Shares not vested as of the effective date of termination shall be forfeited and shall revert back to the Company and such Person shall cease to be eligible to participate in the Plan and no further vesting shall occur with respect to any grant of Restricted Stock to such Person under the Plan.

     6.7 CERTIFICATE LEGEND. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

     "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law is subject to certain restrictions on transfer as set forth in the Roadmaster Industries, Inc. Directors Restricted Stock Plan, and in a Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Roadmaster Industries, Inc."

     6.8 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Nonemployee Director after such Shares vest. Once the Shares are released from the restrictions, the Nonemployee Director shall be entitled to have the legend required by Section 6.7 removed from his or her Share certificate.

     6.9 VOTING RIGHTS. Prior to vesting, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     6.10 DIVIDENDS AND OTHER DISTRIBUTIONS. Prior to vesting, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     6.11 RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the restrictions set forth in Section 6.12 below, the Committee or the Board may impose such restrictions on any Restricted Shares granted under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares; provided, however, that no such restriction shall be imposed if the restriction could result in the failure to comply with the "formula award" exception for grants of Awards to Directors.

     6.12 NONTRANSFERABILITY OF RESTRICTED SHARES. No Restricted Share granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated prior to vesting.

ARTICLE 7. AMENDMENT, MODIFICATION, AND TERMINATION

     7.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms set forth in this Section 7.1, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Nonemployee Directors, the price of securities awarded to Nonemployee Directors, and the timing of Awards to Nonemployee Directors, may not be amended more than once within any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 as amended from time to time, or the rules promulgated thereunder.

     Without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

          (a) Increase the total number or value of Shares which may be available for grants of Awards under the Plan, except as provided in
     Section 4.3 herein; or

          (b) Change the class of Participants eligible to participate in the Plan; or

          (c) Materially increase the cost of the Plan, or materially increase the benefits accruing to Participants.

     7.2 AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

ARTICLE 8. MISCELLANEOUS

     8.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     8.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     8.3 BENEFICIARY DESIGNATION. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     8.4 NO RIGHT OF NOMINATION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

     8.5 SHARES AVAILABLE. The Shares made available pursuant to Awards under the Plan may be either authorized but unissued Shares, or Shares which have been or may be reacquired by the Company as determined from time to time by the Board.

     8.6 SUCCESSORS. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     8.7 REQUIREMENTS OF LAW. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.8 GOVERNING LAW. To the extent not preempted by United States federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Georgia.

                                                                      APPENDIX A





                          ROADMASTER INDUSTRIES, INC.

                              SHORT-TERM INCENTIVE
                               COMPENSATION PLAN

TABLE OF CONTENTS

- - ------------------------------------------------------------------------------

                                                                         PAGE
Article 1. Establishment and Purpose  . . . . . . . . . . . . . . . . . . 1
Article 2. Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . 1
Article 3. Administration . . . . . . . . . . . . . . . . . . . . . . . . 4
Article 4. Eligibility and Participation  . . . . . . . . . . . . . . . . 4
Article 5. Award Determination  . . . . . . . . . . . . . . . . . . . . . 5
Article 6. Payment of Final Awards  . . . . . . . . . . . . . . . . . . . 6
Article 7. Termination of Employment  . . . . . . . . . . . . . . . . . . 6
Article 8. Named Executive Officers . . . . . . . . . . . . . . . . . . . 7
Article 9. Rights of Participants . . . . . . . . . . . . . . . . . . . . 8
Article 10. Beneficiary Designation . . . . . . . . . . . . . . . . . . . 8
Article 11. Change in Control . . . . . . . . . . . . . . . . . . . . . . 9
Article 12. Amendment, Modification, and Termination  . . . . . . . . . . 9
Article 13. Indemnification . . . . . . . . . . . . . . . . . . . . . . . 9
Article 14. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . 9


ROADMASTER INDUSTRIES, INC.
SHORT-TERM INCENTIVE
COMPENSATION PLAN

ARTICLE 1. ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT OF THE PLAN. Roadmaster Industries, Inc., a Delaware corporation, (the "Company"), hereby establishes an incentive compensation plan to be known as the "Roadmaster Industries, Inc. Short-Term Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the awarding of annual cash bonuses to Employees of the Company, based on the achievement of preestablished performance goals.

         1.2     PURPOSE OF THE PLAN. The primary purposes of the Plan are to:
(a) motivate participants toward achieving annual goals that are within group and/or individual control, and are considered key to the Company's success; (b) encourage teamwork among Participants in various segments of the Company; and
(c) reward performance with pay that varies in relation to the extent to which the preestablished goals are achieved.

         1.3 DURATION OF THE PLAN. Upon approval by the Board of Directors of the Company, the Plan shall become effective as of October 25,1994 (the "Effective Date") and shall remain in effect until terminated by the Board pursuant to Article 12 herein; provided, however, that the effectiveness of the Plan or parts thereof with respect to participating Named Executive Officers shall be subject to stockholder approval to the extent required for an award to comply with Section 162(m) of the Code.

ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the initial letter of the word or words is capitalized:

         2.1 "AWARD OPPORTUNITY" means the various levels of incentive award payouts which a Participant may earn under the Plan, as established by the Committee pursuant to Sections 5.1 and 5.2 herein.

         2.2 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.3 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.4 "CAUSE" means: (a) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (b) the conviction of a Participant for the commission of a felony or crime involving moral turpitude; provided, however, that if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," such definition of "Cause" shall apply. "Cause" under either (a) or (b) shall be determined in good faith by the Committee.

         2.5     "CHANGE IN CONTROL" of the Company means:

                 (i) a transfer of all or substantially all of the assets of the Company;

                 (ii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), other than a person or group consisting solely of Management Stockholders or their "Affiliates" (as that term is defined in Rule 405), becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing, or securities convertible into, or exchangeable for, securities representing, more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities eligible to vote for the election of Directors; or

                 (iii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Section 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405 under the Securities Act), acquires the right or power to nominate and/or control, directly or indirectly, whether through the ownership of voting securities of the Company, by contract or otherwise, a majority of the members of the Company's Board of Directors without having first received the prior written consent of at least two-thirds (including a majority of the Management Directors) of the members of the Board of Directors of the Company then in office prior to such person or group of persons acquiring such right or power.

         2.6     "CODE" means the Internal Revenue Code of 1986, as amended.

         2.7 "COMMITTEE" means a committee of two (2) or more individuals, appointed by the Board to administer the Plan, pursuant to Article 3 herein.

         2.8 "COMPANY" means Roadmaster Industries, Inc., a Delaware corporation, and its Subsidiaries, as well as any successor to any of such entities as provided in Section 14.5 herein.

         2.9 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan or policy or, if no such plan or policy shall then be in effect, any physical or mental disability or incapacity which the Committee determines would render a Participant incapable of performing the services required of such participant for a period of at least 180 consecutive days or for other periods aggregating 180 days during any 52-week period.

         2.10 "EFFECTIVE DATE" means the date the Plan becomes effective, as set forth in Section 1.1 herein.

         2.11 "EMPLOYEE" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.13 "FINAL AWARD" means the actual award earned during a Plan Year by a Participant, as determined by the Committee following the end of the Plan Year.

         2.14 "MANAGEMENT DIRECTORS" or "MANAGEMENT STOCKHOLDERS" means Henry Fong or Edward E. Shake.

         2.15 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of a Final Award is earned, is one of the group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

         2.16 "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association and, as the context shall require, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.17 "PARTICIPANT" means an Employee who is actively participating in the Plan.

         2.18 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the deductibility limitations of Code Section 162(m).

         2.19 "PLAN" means the Roadmaster Industries, Inc. Short-Term Incentive Compensation Plan, as set forth herein.

         2.20    "PLAN YEAR" means the Company's fiscal year.

         2.21 "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

         2.22 "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time or any successor act thereof.

         2.23 "SUBSIDIARY" means, with respect to any Person, including the Company, (i) a corporation at least fifty percent (50%) of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, is owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, or (ii) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner of such partnership, or (iii) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and more or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has (x) at least a fifty percent (50%) ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person or (iv) any other person who the Committee shall determine is entitled to have the Employees thereof participate in the Plan under the Code and under the Federal and state securities laws, and which the Committee designates as a participating entity in the Plan.

         2.24 "TARGET INCENTIVE AWARD" means the award to be paid to Participants when the Company meets "targeted" performance results, as established by the Committee.


ARTICLE 3. ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee appointed by the Board consisting solely of two or more Directors who meet the "disinterested administration" rules of Rule 16b-3 under the Exchange Act and are outside directors as defined for the Performance-Based Exception. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the size and types of Award Opportunities and Final Awards; determine the terms and conditions of Award Opportunities in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Award Opportunity to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         3.3 DECISIONS BINDING. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all parties.

ARTICLE 4. ELIGIBILITY AND PARTICIPATION

         4.1 ELIGIBILITY. All Employees shall be eligible to participate in the Plan for such Plan Year.

         4.2 PARTICIPATION. Participation in the Plan shall be determined annually by the Committee based upon the criteria set forth in Section 4.1 herein. Employees who are chosen to participate in the Plan in any given Plan Year shall be so notified in writing, and shall be apprised of the performance measure(s), performance goal(s), and related Award Opportunities for the relevant Plan Year, as soon as is practicable.

         4.3 PARTIAL PLAN YEAR PARTICIPATION. Except as provided in Article 8 herein, an Employee who becomes eligible after the beginning of a Plan Year may participate in the Plan for that Plan Year. Such situations may include, but are not limited to (a) new hires; (b)when an Employee is promoted from a position which did not previously meet the eligibility criteria; or (c) when an Employee is transferred from an affiliate which does not participate in the Plan.

         Subject to the terms of any employment or severance benefits agreement, the Committee, in its sole discretion, retains the right to prohibit or allow participation in the initial Plan Year of eligibility for any of the aforementioned Employees.

         4.4 NO RIGHT TO PARTICIPATE. Subject to the terms of any employment or severance benefits agreement, no Participant or other Employee shall at any time have a right to be selected for participation in the Plan for any Plan Year, despite having previously participated in the Plan.

ARTICLE 5. AWARD DETERMINATION

         5.1 PERFORMANCE MEASURES AND PERFORMANCE GOALS. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall select performance measures and shall establish performance goals for that Plan Year. Except as provided in Article 8 herein, the performance measures may be based on any combination of corporate, divisional, and/or individual goals.

         For each Plan Year, the Committee shall establish ranges of performance goals which will correspond to various levels of Award Opportunities. Each performance goal range shall include a level of performance at which one hundred percent (100%) of the Target Incentive Award shall be earned. In addition, each range shall include levels of performance above and below the one hundred percent (100%) performance level.

         After the performance goals are established, the Committee will align the achievement of the performance goals with the Award Opportunities (as described in Section 5.2 herein), such that the level of achievement of the preestablished performance goals at the end of the Plan Year will determine the Final Awards. Except as provided in Article 8 herein, the Committee shall have the authority to exercise subjective discretion in the determination of Final Awards, as well as the authority to delegate the ability to exercise subjective discretion in this respect.

         5.2 AWARD OPPORTUNITIES. Prior to the beginning of each Plan Year, the Committee shall establish, in writing, Award Opportunities which correspond to various levels of achievement of the preestablished performance goals. The established Award Opportunities shall vary in relation to the job classification of each Participant. Except as provided in Article 8 herein, in the event a

Participant changes job levels during a Plan Year, the Participant's Award Opportunity may be adjusted to reflect the amount of time at each job level during the Plan Year.

         5.3 ADJUSTMENT OF PERFORMANCE GOALS AND AWARD OPPORTUNITIES. Once established, performance goals normally shall not be changed during the Plan Year. However, except as provided in Article 8 herein, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the Plan Year as such goals apply to the Award Opportunities of specified Participants. In addition, except as provided in Article 8, the Committee shall have the authority to adjust the Final Award determinations, upward or downward, based upon any objective or subjective criteria it deems appropriate.

         Notwithstanding any other provision of this Plan, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Award Opportunities and/or the performance measures or performance goals related to then-current performance periods, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Article 8 herein, any such adjustment shall not be made if it would eliminate the ability of Award Opportunities held by Named Executive Officers to qualify for the Performance-Based Exception.

         5.4 FINAL AWARD DETERMINATIONS. At the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. Subject to the terms of Article 8 herein, Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the preestablished individual performance goals and/or discretionary factors.

         5.5 AWARD LIMIT. The Committee may establish guidelines governing the maximum Final Awards that may be earned by Participants (either in the aggregate, by Employee class, or among individual Participants) in each Plan Year. The guidelines may be expressed as a percentage of Company-wide goals or financial measures, or such other measures as the Committee shall from time to time determine; provided, however, that the maximum payout with respect to a Final Award payable to any one Participant in connection with performance in any one Plan Year shall be one million two hundred fifty thousand dollars ($1,250,000).

         5.6 THRESHOLD LEVELS OF PERFORMANCE. The Committee may establish minimum levels of performance goal achievement, below which no payouts of Final Awards shall be made to any Participant.

ARTICLE 6. PAYMENT OF FINAL AWARDS

         6.1 FORM AND TIMING OF PAYMENT. Unless a deferral election is made by a Participant pursuant to Section 6.2 herein, each Participant's Final Award shall be paid in cash in two installments. The first installment will be paid prior to the end of the fiscal year. The amount of the first installment will be equal to 80 percent of an estimated Final Award which is based on projected performance to the end of the Plan Year. The final installment amount will equal the Final Award minus the first installment, and it will be paid within seventy-five (75) calendar days after the end of each Plan Year.

         6.2 DEFERRAL OF FINAL AWARD PAYOUTS. The Committee may permit a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due pursuant to his or her Final Award or estimated Final Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, including but not limited to rules and procedures for the accrual of interest on such deferrals.

         6.3 UNSECURED INTEREST. No participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.


ARTICLE 7. TERMINATION OF EMPLOYMENT

         7.1 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event a Participant's employment is terminated by reason of death, Disability, or Retirement, the Final Award determined in accordance with
Section 5.4 herein shall be a prorated amount for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee. In the case of a Participant's Disability, the employment termination shall be deemed to have occurred on the date that the Committee determines the definition of Disability to have been satisfied.

         The Final Award thus determined shall be paid within seventy-five (75) calendar days following the end of the Plan Year in which employment termination occurs.

         7.2 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event a Participant's employment is terminated for any reason other than death, Disability, or Retirement (of which the Committee shall be the sole judge), all of the Participant's rights to a Final Award for the Plan Year then in progress shall be forfeited. However, the Committee, in its sole discretion, may pay a full or prorated award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

ARTICLE 8. NAMED EXECUTIVE OFFICERS

         8.1 APPLICABILITY OF ARTICLE 8. The provisions of this Article 8 shall apply only to Named Executive Officers. In the event of any inconsistencies between this Article 8 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Article 8 shall control.

         8.2     ESTABLISHMENT OF AWARD OPPORTUNITIES.  Except as provided in
Section 8.8 herein, Award Opportunities for Named Executive Officers shall be established as a function of each Named Executive Officer's Base Salary (as defined below). Prior to the beginning of each Plan Year, the Committee shall establish, in writing, various levels of Final Awards which will be paid with respect to specified levels of attainment of the preestablished performance goals.

         For purposes of this Article 8, "Base Salary" shall mean, as to any specific Plan Year, a Participant's regular annual salary rate as of the later of (i) the first day of the Plan Year or (ii) the first date such Employee becomes eligible to participate in the Plan. Regular salary shall not be reduced by any salary reduction contributions made to any defined contribution plan or other deferred compensation plans of the Company, but shall not include any payments under this Plan or any other bonuses, incentive pay, or special awards.

         8.3 NO PARTIAL PLAN YEAR PARTICIPATION. A Named Executive Officer who becomes eligible after the beginning of a Plan Year may first participate in the Plan for the succeeding Plan Year.

         8.4 COMPONENTS OF AWARD OPPORTUNITIES. Each Named Executive Officer's Award Opportunity shall be based on: (i) the Named Executive Officer's Target Incentive Award; (ii) the potential Final Awards corresponding to various levels of achievement of the preestablished performance goals, as established by the Committee; and (iii) Company performance in relation to the preestablished performance goals.

         8.5 NO MID-YEAR CHANGE IN AWARD OPPORTUNITIES. Except as provided in Section 8.8 herein, each Named Executive Officer's Final Award shall be based exclusively on the Award Opportunity levels established by the Committee before the first day of each Plan Year or such other period as may be permitted by the provisions of Section 162(m).

         8.6     NONADJUSTMENT OF PERFORMANCE GOALS. Except as provided in
Section 8.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout when the minimum performance goals are not met or exceeded.

         8.7 INDIVIDUAL PERFORMANCE AND DISCRETIONARY ADJUSTMENTS. Except as provided in Section 8.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Final Awards. However, the Committee shall have the discretion to decrease or eliminate the amount of the Final Award otherwise payable to a Named Executive Officer.

         8.8     POSSIBLE MODIFICATIONS. If the Committee determines that Code
Section 162(m) and the Regulations thereunder will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan by permitting greater discretion and/or flexibility with respect to Award Opportunities granted to Named Executive Officers pursuant to this Article 8, then the Committee may, in its sole discretion, apply such greater discretion and/or flexibility to such Award Opportunities as is consistent with the terms of this Plan, and without regard to the restrictive provisions of this Article 8.

         In the event the Committee determines that compliance with Code
Section 162(m) is not required or appropriate with respect to any Award Opportunities granted or to be granted under the Plan, then compliance with Code Section 162(m) will not be required (for example, if such a determination is made, the performance measures specified in Section 8.4 herein need not be the only determinants of Final Awards, and subjective discretion may be applied to increase the Final Awards of Named Executive Officers). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award Opportunities under the Plan, the Committee may, subject to this Article 8, make any adjustments it deems appropriate.

ARTICLE 9. RIGHTS OF PARTICIPANTS

         9.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         9.2 NONTRANSFERABILITY. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11. CHANGE IN CONTROL

         In the event of a Change in Control, each Participant shall be entitled to a pro rata payment of his or her Target Incentive Award for the Plan Year during which such Change in Control occurs. Such proration shall be determined as a function of the number of days within the Plan Year prior to the effective date of the Change in Control, in relation to three hundred sixty-five (365). Such amount shall be paid in cash to each Participant within thirty (30) days after the effective date of the Change in Control.

ARTICLE 12. AMENDMENT, MODIFICATION, AND TERMINATION

         The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), materially reduce the right of a Participant (or his or her beneficiary as the case may be) to a payment or distribution hereunder to which he or she is entitled.

ARTICLE 13. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

         The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 14. MISCELLANEOUS

         14.1 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under the Plan any Federal, state, local, or other governmental taxes required by law to be withheld with respect to such payments.

         14.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

         14.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.4 COSTS OF THE PLAN. All costs of implementing and administering the Plan shall be borne by the Company.

         14.5 SUCCESSORS. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         14.6 REQUIREMENTS OF LAW. The granting of Award Opportunities under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.7 GOVERNING LAW. To the extent not preempted by United States federal law, the Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Georgia.

                                                                      APPENDIX B

                          ROADMASTER INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROADMASTER INDUSTRIES, INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 1995.

    The undersigned hereby appoints Henry Fong, Edward E. Shake and Jeff L. Hinton and each of them, with full power of substitution as proxies and attorneys-in-fact on behalf and in the name of the undersigned to represent the undersigned, at the 1995 Annual Meeting of Stockholders of Roadmaster Industries, Inc. to be held on June 14, 1995 at 10:00 a.m., local time at the showroom of the Company located at 250 Spring Street, N.W., Suite 3 South, Atlanta, Georgia 30303 and at any adjournment thereof with respect to such business as may properly come before the meeting or any and all adjournments thereof and to vote all shares of stock which the undersigned would be entitled to vote if then and there personally present.

    The proxies appointed hereby are instructed to vote as indicated herein on the following proposals as more fully described in the Company's Notice of Meeting of Stockholders and Proxy Statement, each dated May 13, 1995, receipt of which is hereby acknowledged, and in their discretion on any other business which may properly come before the meeting or any adjournment thereof. This card also provides voting instructions for shares held in the various Employee Stock Ownership Plans of the Company and its subsidiaries as described in the Proxy Statement.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES SPECIFIED IN AGENDA ITEM NO. 1 AND FOR THE PROPOSALS SPECIFIED IN AGENDA ITEM NOS. 2 THROUGH 5, AND THE PROXY WILL BE SO VOTED UNLESS OTHERWISE SPECIFIED.

1. To elect Henry Fong, Edward E. Shake, Louis J. Conti, James H. Rand, Stephen
   P. Bradley, John D. Phillips, Clay C. Long, Michael P. Marshall and Carl E. Sanders as directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

   / / FOR all nominees (except as marked to the contrary below)    / / WITHHOLD authority to vote for the nine nominees

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

- - --------------------------------------------------------------------------------

2. To authorize the Key Employee Stock Incentive Plan.
             / / FOR             / / AGAINST             / / ABSTAIN

                  (Continued and to be signed on reverse side)

                          (Continued from other side)

3. To approve the performance goals for Named Executive Officers under the new Short Term Incentive Plan.
             / / FOR             / / AGAINST             / / ABSTAIN

4. To authorize the Directors Restricted Stock Plan.
             / / FOR             / / AGAINST             / / ABSTAIN

5. To ratify the selection by the Company's Board of Directors of Arthur Andersen LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1995;
             / / FOR             / / AGAINST             / / ABSTAIN

all as set forth in the Proxy Statement.

    Please mark, then date and sign this proxy, exactly as your name(s) appear hereon, and return this entire proxy card in the enclosed postage paid envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                 --------------------------------
                                            Signature

                                 --------------------------------
                                    Signature if Held Jointly

                                 Dated:

                                 -------------------------------,
                                 1995

                                     If you also expect to attend
                                 the stockholders' meeting, the
                                 Board of Directors request you
                                 check the box below.

                                 / / I/we plan to attend the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED HEREON OR IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE NOMINEES SPECIFIED IN AGENDA ITEM NO. 1 AND FOR THE PROPOSALS SPECIFIED IN AGENDA ITEM NOS. 2 THROUGH 5.